                                                                    EXHIBIT 10.2

VENDOR ROCOCO HOLDINGS PTY LTD ACN 007 023 574 of 55-57 Wellington Street, Windsor 3181

PROPERTY  34-36 Punt Road, Windsor

                         IMPORTANT NOTICE TO PURCHASERS

The use to which you propose to put the property may be prohibited by planning or building controls applying to the locality or may require the consent or permit of the municipal council or other responsible authority. It is in your interest to undertake a proper investigation of permitted land use before you commit yourself to buy. You should check with the appropriate authorities as to the availability (and cost) of providing any essential services not connected to the property.

1. RESTRICTIONS - Details of any registered or unregistered easement, covenant, caveat or other similar restriction affecting the property are set out in the attached copies of Title documents.

     To the best of the Vendor's knowledge there is no existing failure to comply with the terms of any easement, covenant, caveat or similar restriction.

2. PLANNING AND ROAD ACCESS - Details of any planning instruments affecting the land are attached.

     The property is outside the Melbourne metropolitan area (ad defined in the Act) and the planning instrument prohibits the construction of a dwelling house on the land.

     There is access to the property by road.

3. OUTGOINGS AND STATUTORY CHARGES - Details concerning any rates, taxes or other similar outgoings (including any Body Corporate charges) and any interest payable on any part of them are attached.

     Amounts for which the purchaser may become liable in consequence of the sale will be adjusted at settlement.

     Amount owing under any other registered or unregistered statutory charge that secures an amount due under any other legislation: Nil

4.   SERVICES

                          Avail.       Connected        Authority
     4.1  Electricity      Yes            Yes           Citipower
     4.2  Gas               No             No
     4.3  Water            Yes            Yes           South East Water
     4.4  Sewerage         Yes            Yes           South East Water
     4.5  Telephone        Yes             No           Telstra

5.1 BUILDING APPROVALS - Particulars of any building permit granted during the past seven years under the Building Control Act 1981 or Building Act 1993 are contained in the attached certificates.

5.2 GUARANTEE - Details of an owner-builder under the House Contracts Guarantee Act 1987 in the preceding seven years - nil.

5.3 INSURANCE - Details in the preceding six years and six months in the case of a residence to which s137B of the Building Act 1993 applies - nil.

     Nil, as per attached.

6. NOTICES - Particulars of any notice, order, declaration, report or recommendation of a public authority or government department or approved proposal affecting the property of which the Vendor might reasonably expected to have knowledge, including:

     6.1 if there is a Body Corporate, affecting it and its contingent, proposed or other liabilities, including those relating to repairs;

     6.2 notice of any current land use restriction given in relation to the land under the Agricultural and Veterinary Chemicals Act 1992 due to contamination.

     6.3 notice pursuant to Section 6 of the Land Acquisition and Compensation Act 1986;

          None.

BUT NOTE: The Vendor has no means of knowing of all decisions of Public
          Authorities and Government Departments affecting the property unless communicated to the Vendor.

7.   TITLE - Copies of relevant Title documents are attached.

DATE OF STATEMENT:       7 July 1999

Vendor's Signature: /s/ JOHN LAZAR
                    ------------------------------------------------------------
                            For and on behalf of Rococo Holdings Pty Ltd

The Purchaser acknowledges being given a copy of this statement signed by the Vendor before the Purchaser signed any Contract.

DATE OF ACKNOWLEDGMENT:  7/7/99

Purchaser's Signature: /s/ HENRY HERZOG
                    ------------------------------------------------------------

PLEASE NOTE THAT WHERE THE PROPERTY IS TO BE SOLD ON TERMS PURSUANT TO SECTION 32(2)(f) OF THE ACT AND/OR SOLD SUBJECT TO A MORTGAGE THAT IS NOT TO BE DISCHARGED BY THE DATE OF POSSESSION (OR RECEIPT OF THE RENTS AND PROFITS) OF THE PROPERTY PURSUANT TO SECTION 32(2)(a) OF THE ACT - then the Vendor must provide an additional statement containing the particulars specified in Schedules 1 and 2 of the Act.

                     SALE OF LAND ACT (the Act) - SECTION 32
ADDITIONAL VENDOR'S STATEMENT TO THE PURCHASER OF REAL
ESTATE


VENDOR ROCOCO HOLDINGS PTY LTD ACN 007 023 574 of 55-57 Wellington Street, Windsor 3181

PROPERTY  34-36 Punt Road, Windsor

                               NOTICE TO VENDORS

This additional Vendor's Statement is to be attached to the standard Vendor's Statement (completed as appropriate and signed by the Vendor) where the property is to be sold on terms pursuant to section 32(2)(f) of the Act and/or sold subject to a mortgage that is not to be discharged by the date of possession (or upon receipt of the rents and profits of the property).

1.   VENDORS TERMS - Cost of the finance to be provided by the Vendor:

     1.1  Purchaser price                              $900,000.00

          Deposit                                      $200,000.00
                                                       -----------

          Residue (lowest price if paid out now)       $700,000.00

          Total interest payable
          over full contract period                    $101,500.00
                                                       -----------

          Total balance payable,
          including interest                           $801,500.00
                                                       -----------

     1.2  Number of repayments                           24 (including the final payment)

          Amount of each repayment                     $  4,229.17

          Repayments due: the 26th day of each and every month commencing on the 26th day of August 1999.

          Final payment                                $704,229.17

     1.3  Interest rate:                               7.25% p.a.

          Default interest rate                        The rate prescribed by General
                                                       Condition 4 in Table A as
                                                       defined in the Contract.

          Is the interest rate variable?               No

     1.4  The Purchaser is to pay GST (if any)
          payable by the Vendor in respect of the
          payments to be made to it under the Contract.

2.   VENDORS MORTGAGE - Mortgages to which the property will remain subject:
     Nil.

DATE OF THIS ADDITIONAL STATEMENT: 7 July 1999

Vendor's Signature: /s/ JOHN LAZAR
                   ----------------------------------

The Purchaser acknowledges being given a copy of this additional statement signed by the Vendor before the Purchaser signed any Contract.

DATE OF THIS ACKNOWLEDGEMENT:   7/7/99

Purchaser's Signature: /s/ HENRY HERZOG
                      -------------------------------

           ORIGINAL                                             REGISTER BOOK
NOT TO BE TAKEN FROM THE OFFICE      [SEAL]                  VOL. 8200  FOL. 757
          OF TITLES                                             SECOND EDITION

                              CERTIFICATE OF TITLE

                        UNDER THE "TRANSFER OF LAND ACT"

MURENE HARRIS of 28 Langtree Avenue Mildura Married Woman is the proprietor of an estate in fee simple subject to the encumbrances notified hereunder in all that piece of land in the Parish of Prahran County of Bourke being part of Crown Allotment B Portion 59 which land is shown enclosed by continuous lines on the map hereon


DATED the 10th day of December 1979




                                        /s/ G. GUGGENHEIMER             [SEAL]
                                        ------------------------------
                                        Assistant Registrar of Titles

                                        ENCUMBRANCES REFERRED TO


[MAP]                                                  SEARCHED 17 FEB 1999
                                                       UNREG. DEALS: U839509

                                                          B. & A. FRASER & CO.
                                                         Processing [illegible]
                                                         P.O. Box 12 [illegible]
                                                              [illegible]
                                                            Ph [illegible]

MEASUREMENTS ARE IN METRES                         Derived from Vol.860 Fol.824
                                                   H794808

VOL 8200  FOL. 757                INSTRUMENT                       APPLICATION
-------------------------------------------------------------------------------

      SECOND EDITION

WALTER LINGARD HICK and MAUREEN HICK        MORTGAGE
both of 2 Montana Parade Croydon            ESANDA LIMITED
Business Proprietors are now JOINT          REGISTERED 4/9/85
PROPRIETORS                                 L870811H
Registered 10th December 1979               [STAMP ILLEGIBLE]
No.H794809
[SEAL]                                      [SEAL]
                                            --------
--------------------------------------
MORTGAGE to THE COMMERCIAL BANK OF          MORTGAGE
AUSTRALIA LIMITED                           CAPITAL BUILDING SOCIETY
Registered 10th December 1979               REGISTERED 22/3/88
No. H794810                                 N356764G
[STAMP- ??? DISCHARGED                      [STAMP ILLEGIBLE]
-2 SEP 1985]
 [SEAL]   [SEAL]                            [SEAL]   [SEAL]
                                            --------
--------------------------------------

[STAMP- CAVEAT NO. K168128 LODGED           CAVEAT
22 NOV 1982 CAVEAT WITHDRAWAL               CAVEATOR: ALIFRA PTY. LTD.
10 JAN 1983]                                CAPACITY: PURCHASER/FEE SIMPLE
 [SEAL]   [SEAL]                            LODGED BY: 731G JOHN DI SANTO OF 694
--------------------------------------                 SYDNEY RD. BRUNSWICK 3056
                                            NOTICE TO: AS ABOVE
[STAMP- CAVEAT NO. L847955Y LODGED           NO: N898197E
22 AUG 1985 CAVEAT WILL LAPSE ON            DATE: 13/12/88
REGISTRATION OF L864597B  27 NOV. 1985]     [STAMP-  ????? P14925K 22 FEB 1989]
[SEAL]   [SEAL]                             [SEAL]   [SEAL]
                                            --------
--------------------------------------

PROPRIETOR                                  PROPRIETOR
CHESTNUTS PTY. LIMITED OF 34 PUNT RD.       ALIFRA PTY. LTD. OF 278 CHURCH ST.
PRAHRAN                                     RICHMOND
REGISTERED 2/9/85                           REGISTERED 15/2/89
L864597B                                    P14925K

[SEAL]   [SEAL]                             [SEAL]
--------                                    --------

PROPRIETOR                                  MORTGAGE
UNKLES HOTELS PTY. LTD. OF                  WESTPAC SAVINGS BANK LIMITED
-15/285 CARLISLE-ST.-BALACLAVA-             REGISTERED 15/2/89
REGISTERED 2/9/85                           P14926G
L864598X                                    [SEAL]   [SEAL]
[SEAL]                                      [STAMP- DISCHARGED V400176T
[STAMP-                                      04 MAY 1998]
????? NO. M101761?                          --------
28 JUL 1987] [SEAL]                         [STAMP-V.8310   F.066]
--------
                                            [STAMP- ENDORSEMENTS CONTINUE ON
                                            ANNEXED SHEET MARKED A COMMENCING
                                            WITH V229283M]

                                            [SEAL]

            ____ marked "A" referred to in the Certificate of Title
              entered in the Register Book Vol. 8200 Fol.  757 [SEAL]

                                    ORIGINAL
                                    --------      ------------------------------
                                                  Assistant Registrar of Taxes

--------------------------------------------------------------------------------
               CAVEAT                   |
                                        |
CAVEATOR:   ROCOCO HOLDINGS PTY. LTD.   |
                                        |
CAPACITY:   PURCHASER/FEE SIMPLE        |
                                        |
LODGED BY:  MCGRATH CAREY KATZ          |
                                        |
NOTICE TO:  LEVEL 28/55 COLLINS ST.     |
                                        |
            MELBOURNE 3000              |
                                        |
NO:  V2229283M                          |
                              [SEAL]    |
DATE: 29/1/98                           |
                                        |
          11 MAY 1998                   |
          [ILLEGIBLE] LAPSED            |
          [ILLEGIBLE] V400177Q          |
                                        |
                              [SEAL]    |
                                        |
          PROPRIETOR                    |
          ROCOCO HOLDINGS PTY. LTD.     |
          *1/843A GLENHUNTLY RD.        |
          CAULFIELD SOUTH 3162          |
                              [SEAL]    |
          V4001770   04/05/98           |

           ORIGINAL                                             REGISTER BOOK
NOT TO BE TAKEN FROM THE OFFICE      [SEAL]                  VOL. 8310  FOL. 066
          OF TITLES                                             SECOND EDITION

                              CERTIFICATE OF TITLE

                        UNDER THE "TRANSFER OF LAND ACT"

MURENE HARRIS of 28 Langtree Avenue Mildura Married Woman is the proprietor of an estate in fee simple subject to the encumbrances notified hereunder in all that piece of land in the Parish of Prahran County of Bourke being part of Crown Allotment B Portion 59 which land is shown enclosed by continuous lines on the map hereon TOGETHER WITH a right of carriage way over the roads shown marked A on the said map.


DATED the 10th day of December 1979




                                        /s/ G. GUGGENHEIMER             [SEAL]
                                        ------------------------------
                                        Assistant Registrar of Titles


[MAP]                                                  SEARCHED 17 FEB 1999
                                                       UNREG. DEALS: U839509

                                                          B. & A. FRASER & CO.
                                                         Processing [illegible]
                                                         P.O. Box 12 [illegible]
                                                              [illegible]
                                                            Ph [illegible]

MEASUREMENTS ARE IN METRES                         Derived from Vol.2381 Fol.073
                                                   H794808

VOL 8310  FOL. 066                INSTRUMENT                       APPLICATION
-------------------------------------------------------------------------------

      SECOND EDITION

WALTER LINGARD HICK and MAUREEN HICK        MORTGAGE
both of 2 Montana Parade Croydon            ESANDA LIMITED
Business Proprietors are now JOINT          REGISTERED 4/9/85
PROPRIETORS                                 L870811H
Registered 10th December 1979               [STAMP ILLEGIBLE]
No.H794809
[SEAL]                                      [SEAL]
                                            --------
--------------------------------------
MORTGAGE to THE COMMERCIAL BANK OF          MORTGAGE
AUSTRALIA LIMITED                           CAPITAL BUILDING SOCIETY
Registered 10th December 1979               REGISTERED 22/3/88
No. H794810                                 N356764G
[STAMP- ??? DISCHARGED                      [STAMP ILLEGIBLE]
-2 SEP 1985]
 [SEAL]   [SEAL]                            [SEAL]   [SEAL]
                                            --------
--------------------------------------

[STAMP- CAVEAT NO. K168128 LODGED           CAVEAT
22 NOV 1982 CAVEAT WITHDRAWAL               CAVEATOR: ALIFRA PTY. LTD.
10 JAN 1983]                                CAPACITY: PURCHASER/FEE SIMPLE
 [SEAL]   [SEAL]                            LODGED BY: 731G JOHN DI SANTO OF 694
--------------------------------------                 SYDNEY RD. BRUNSWICK 3056
                                            NOTICE TO: AS ABOVE
[STAMP- CAVEAT NO. L847955Y LODGED           NO: N898197E
22 AUG 1985 CAVEAT WILL LAPSE ON            DATE: 13/12/88
REGISTRATION OF L864597B  27 NOV. 1985]     [STAMP-  ????? P14925K 22 FEB 1989]
[SEAL]   [SEAL]                             [SEAL]   [SEAL]
                                            --------
--------------------------------------

PROPRIETOR                                  PROPRIETOR
CHESTNUTS PTY. LIMITED OF 34 PUNT RD.       ALIFRA PTY. LTD. OF 278 CHURCH ST.
PRAHRAN                                     RICHMOND
REGISTERED 2/9/85                           REGISTERED 15/2/89
L864597B                                    P14925K

[SEAL]   [SEAL]                             [SEAL]
--------                                    --------

PROPRIETOR                                  MORTGAGE
UNKLES HOTELS PTY. LTD. OF                  WESTPAC SAVINGS BANK LIMITED
-15/285 CARLISLE-ST.-BALACLAVA-             REGISTERED 15/2/89
REGISTERED 2/9/85                           P14926G
L864598X                                    [SEAL]   [SEAL]
[SEAL]                                      [STAMP- DISCHARGED V400176T
[STAMP-                                      04 MAY 1998]
????? NO. M101761?                          --------
28 JUL 1987] [SEAL]                         [STAMP-V.8310   F.066]
--------
                                            [STAMP- ENDORSEMENTS CONTINUE ON
                                            ANNEXED SHEET MARKED A COMMENCING
                                            WITH V229283M]

                                            [SEAL]

            ____set marked "A" referred to in the Certificate of Title entered in the Register Book Vol. 8310 Fol. 066 [SEAL]

                                    ORIGINAL
                                                  ------------------------------
                                                  Assistant Registrar of Taxes

--------------------------------------------------------------------------------
               CAVEAT                   |
                                        |
CAVEATOR:   ROCOCO HOLDINGS PTY. LTD.   |
                                        |
CAPACITY:   PURCHASER/FEE SIMPLE        |
                                        |
LODGED BY:  MCGRATH CAREY KATZ          |
                                        |
NOTICE TO:  LEVEL 28/55 COLLINS ST.     |
                                        |
            MELBOURNE 3000              |
                                        |
NO:  V2229283M                          |
                              [SEAL]    |
DATE: 29/1/98                           |
                                        |
          11 MAY 1998                   |
          [ILLEGIBLE] LAPSED            |
          [ILLEGIBLE] V400177Q          |
                                        |
                              [SEAL]    |
                                        |
          PROPRIETOR                    |
          ROCOCO HOLDINGS PTY. LTD.     |
          *1/843A GLENHUNTLY RD.        |
          CAULFIELD SOUTH 3162          |
                              [SEAL]    |
          V4001770   04/05/98           |

           ORIGINAL                                             REGISTER BOOK
NOT TO BE TAKEN FROM THE OFFICE      [SEAL]                  VOL. 8200  FOL. 757
          OF TITLES                                             SECOND EDITION

                              CERTIFICATE OF TITLE

                        UNDER THE "TRANSFER OF LAND ACT"

MURENE HARRIS of 28 Langtree Avenue Mildura Married Woman is the proprietor of an estate in fee simple subject to the encumbrances notified hereunder in all that piece of land in the Parish of Prahran County of Bourke being part of Crown Allotment B Portion 59 which land is shown enclosed by continuous lines on the map hereon.


DATED the 10th day of December 1979




                                        /s/ G. GUGGENHEIMER             [SEAL]
                                        ------------------------------
                                        Assistant Registrar of Titles


[MAP]                                                  SEARCHED 17 FEB 1999
                                                       UNREG. DEALS: U839509

                                                          B. & A. FRASER & CO.
                                                         Processing [illegible]
                                                         P.O. Box 12 [illegible]
                                                              [illegible]
                                                            Ph [illegible]

MEASUREMENTS ARE IN METRES                         Derived from Vol.860 Fol.824
                                                   H794808

VOL 8200  FOL. 757                INSTRUMENT                       APPLICATION
-------------------------------------------------------------------------------

      SECOND EDITION

WALTER LINGARD HICK and MAUREEN HICK        MORTGAGE
both of 2 Montana Parade Croydon            ESANDA LIMITED
Business Proprietors are now JOINT          REGISTERED 4/9/85
PROPRIETORS                                 L870811H
Registered 10th December 1979               [STAMP ILLEGIBLE]
No.H794809
[SEAL]                                      [SEAL]
                                            --------
--------------------------------------
MORTGAGE to THE COMMERCIAL BANK OF          MORTGAGE
AUSTRALIA LIMITED                           CAPITAL BUILDING SOCIETY
Registered 10th December 1979               REGISTERED 22/3/88
No. H794810                                 N356764G
[STAMP- ??? DISCHARGED                      [STAMP ILLEGIBLE]
-2 SEP 1985]
 [SEAL]   [SEAL]                            [SEAL]   [SEAL]
                                            --------
--------------------------------------

[STAMP- CAVEAT NO. K168128 LODGED           CAVEAT
22 NOV 1982 CAVEAT WITHDRAWAL               CAVEATOR: ALIFRA PTY. LTD.
10 JAN 1983]                                CAPACITY: PURCHASER/FEE SIMPLE
 [SEAL]   [SEAL]                            LODGED BY: 731G JOHN DI SANTO OF 694
--------------------------------------                 SYDNEY RD. BRUNSWICK 3056
                                            NOTICE TO: AS ABOVE
[STAMP- CAVEAT NO. L847955Y LODGED           NO: N898197E
22 AUG 1985 CAVEAT WILL LAPSE ON            DATE: 13/12/88
REGISTRATION OF L864597B  27 NOV. 1985]     [STAMP-  ????? P14925K 22 FEB 1989]
[SEAL]   [SEAL]                             [SEAL]   [SEAL]
                                            --------
--------------------------------------

PROPRIETOR                                  PROPRIETOR
CHESTNUTS PTY. LIMITED OF 34 PUNT RD.       ALIFRA PTY. LTD. OF 278 CHURCH ST.
PRAHRAN                                     RICHMOND
REGISTERED 2/9/85                           REGISTERED 15/2/89
L864597B                                    P14925K

[SEAL]   [SEAL]                             [SEAL]
--------                                    --------

PROPRIETOR                                  MORTGAGE
UNKLES HOTELS PTY. LTD. OF                  WESTPAC SAVINGS BANK LIMITED
-15/285 CARLISLE-ST.-BALACLAVA-             REGISTERED 15/2/89
REGISTERED 2/9/85                           P14926G
L864598X                                    [SEAL]   [SEAL]
[SEAL]                                      [STAMP- DISCHARGED V400176T
[STAMP-                                      04 MAY 1998]
????? NO. M101761?                          --------
28 JUL 1987] [SEAL]                         [STAMP-V.8310   F.066]
--------
                                            [STAMP- ENDORSEMENTS CONTINUE ON
                                            ANNEXED SHEET MARKED A COMMENCING
                                            WITH V229283M]

                                            [SEAL]

            ____ marked "A" referred to in the Certificate of Title
               entered in the Register Book Vol. 8200 Fol. 757 [SEAL]

                                    ORIGINAL
                                    --------      ------------------------------
                                                  Assistant Registrar of Taxes

--------------------------------------------------------------------------------
               CAVEAT                   |
                                        |
CAVEATOR:   ROCOCO HOLDINGS PTY. LTD.   |
                                        |
CAPACITY:   PURCHASER/FEE SIMPLE        |
                                        |
LODGED BY:  MCGRATH CAREY KATZ          |
                                        |
NOTICE TO:  LEVEL 28/55 COLLINS ST.     |
                                        |
            MELBOURNE 3000              |
                                        |
NO:  V2229283M                          |
                              [SEAL]    |
DATE: 29/1/98                           |
                                        |
          11 MAY 1998                   |
          [ILLEGIBLE] LAPSED            |
          [ILLEGIBLE] V400177Q          |
                                        |
                              [SEAL]    |
                                        |
          PROPRIETOR                    |
          ROCOCO HOLDINGS PTY. LTD.     |
          *1/843A GLENHUNTLY RD.        |
          CAULFIELD SOUTH 3162          |
                              [SEAL]    |
          V4001770   04/05/98           |

           ORIGINAL                                             REGISTER BOOK
NOT TO BE TAKEN FROM THE OFFICE      [SEAL]                  VOL. 8310  FOL. 066
          OF TITLES                                             SECOND EDITION

                              CERTIFICATE OF TITLE

                        UNDER THE "TRANSFER OF LAND ACT"

MURENE HARRIS of 28 Langtree Avenue Mildura Married Woman is the proprietor of an estate in fee simple subject to the encumbrances notified hereunder in all that piece of land in the Parish of Prahran County of Bourke being part of Crown Allotment B Portion 59 which land is shown enclosed by continuous lines on the map hereon TOGETHER WITH a right of carriage way over the roads shown marked A on the said map


DATED the 10th day of December 1979




                                        /s/ G. GUGGENHEIMER             [SEAL]
                                        ------------------------------
                                        Assistant Registrar of Titles


[MAP]                                                  SEARCHED 17 FEB 1999
                                                       UNREG. DEALS: U839509

                                                          B. & A. FRASER & CO.
                                                         Processing [illegible]
                                                         P.O. Box 12 [illegible]
                                                              [illegible]
                                                            Ph [illegible]

MEASUREMENTS ARE IN METRES                         Derived from Vol.2381 Fol.073
                                                   H794808

VOL 8310  FOL. 066                INSTRUMENT                       APPLICATION
-------------------------------------------------------------------------------

      SECOND EDITION

WALTER LINGARD HICK and MAUREEN HICK        MORTGAGE
both of 2 Montana Parade Croydon            ESANDA LIMITED
Business Proprietors are now JOINT          REGISTERED 4/9/85
PROPRIETORS                                 L870811H
Registered 10th December 1979               [STAMP ILLEGIBLE]
No.H794809
[SEAL]                                      [SEAL]
                                            --------
--------------------------------------
MORTGAGE to THE COMMERCIAL BANK OF          MORTGAGE
AUSTRALIA LIMITED                           CAPITAL BUILDING SOCIETY
Registered 10th December 1979               REGISTERED 22/3/88
No. H794810                                 N356764G
[STAMP- ??? DISCHARGED                      [STAMP ILLEGIBLE]
-2 SEP 1985]
 [SEAL]   [SEAL]                            [SEAL]   [SEAL]
                                            --------
--------------------------------------

[STAMP- CAVEAT NO. K168128 LODGED           CAVEAT
22 NOV 1982 CAVEAT WITHDRAWAL               CAVEATOR: ALIFRA PTY. LTD.
10 JAN 1983]                                CAPACITY: PURCHASER/FEE SIMPLE
 [SEAL]   [SEAL]                            LODGED BY: 731G JOHN DI SANTO OF 694
--------------------------------------                 SYDNEY RD. BRUNSWICK 3056
                                            NOTICE TO: AS ABOVE
[STAMP- CAVEAT NO. L847955Y LODGED           NO: N898197E
22 AUG 1985 CAVEAT WILL LAPSE ON            DATE: 13/12/88
REGISTRATION OF L864597B  27 NOV. 1985]     [STAMP-  ????? P14925K 22 FEB 1989]
[SEAL]   [SEAL]                             [SEAL]   [SEAL]
                                            --------
--------------------------------------

PROPRIETOR                                  PROPRIETOR
CHESTNUTS PTY. LIMITED OF 34 PUNT RD.       ALIFRA PTY. LTD. OF 278 CHURCH ST.
PRAHRAN                                     RICHMOND
REGISTERED 2/9/85                           REGISTERED 15/2/89
L864597B                                    P14925K

[SEAL]   [SEAL]                             [SEAL]
--------                                    --------

PROPRIETOR                                  MORTGAGE
UNKLES HOTELS PTY. LTD. OF                  WESTPAC SAVINGS BANK LIMITED
-15/285 CARLISLE-ST.-BALACLAVA-             REGISTERED 15/2/89
REGISTERED 2/9/85                           P14926G
L864598X                                    [SEAL]   [SEAL]
[SEAL]                                      [STAMP- DISCHARGED V400176T
[STAMP-                                      04 MAY 1998]
????? NO. M101761?                          --------
28 JUL 1987] [SEAL]                         [STAMP-V.8310   F.066]
--------
                                            [STAMP- ENDORSEMENTS CONTINUE ON
                                            ANNEXED SHEET MARKED A COMMENCING
                                            WITH V229283M]

                                            [SEAL]

            ____set marked "A" referred to in the Certificate of Title entered in the Register Book Vol. 8310 Fol. 066 [SEAL]

                                    ORIGINAL
                                                  ------------------------------
                                                  Assistant Registrar of Taxes

--------------------------------------------------------------------------------
               CAVEAT                   |
                                        |
CAVEATOR:   ROCOCO HOLDINGS PTY. LTD.   |
                                        |
CAPACITY:   PURCHASER/FEE SIMPLE        |
                                        |
LODGED BY:  MCGRATH CAREY KATZ          |
                                        |
NOTICE TO:  LEVEL 28/55 COLLINS ST.     |
                                        |
            MELBOURNE 3000              |
                                        |
NO:  V2229283M                          |
                              [SEAL]    |
DATE: 29/1/98                           |
                                        |
          11 MAY 1998                   |
          [ILLEGIBLE] LAPSED            |
          [ILLEGIBLE] V400177Q          |
                                        |
                              [SEAL]    |
                                        |
          PROPRIETOR                    |
          ROCOCO HOLDINGS PTY. LTD.     |
          *1/843A GLENHUNTLY RD.        |
          CAULFIELD SOUTH 3162          |
                              [SEAL]    |
          V4001770   04/05/98           |

                        CONTRACT OF SALE OF REAL ESTATE
                         IMPORTANT NOTICE TO PURCHASERS



COOLING-OFF PERIOD                           SECTION 31, SALE OF LAND ACT 1962

If none of the exceptions listed below applies to you, you may end this contract within 3 clear business days of the day that you sign the contract.

To end this contract within this time, you must either give the Vendor or the Vendor's Agent written notice that you are ending the contract, or leave the notice at the address of the Vendor or the Vendor's agent.

If you end this contract in this way, you are entitled to a refund of all the money you paid EXCEPT for $100.00 or 0.2% of the purchase price (whichever is more).

EXCEPTIONS - The 3-day cooling-off period does not apply if -

o    The price of the property (including chattels) exceeds $250,000.00
o You bought the property at or within 3 clear business days BEFORE OR AFTER a publicly advertised auction
o You received independent advice from a solicitor before signing the contract
o    The property is used mainly for industrial or commercial purposes
o The property is more than 20 hectares in size and is used mainly for farming
o    You previously signed a similar contract for the same property
o    You are an estate agent or a corporate body.

The conditions of this contract are contained in the attached -
     Particulars of Sale;
     Schedule;
     General Conditions; and
     Special Conditions (if any).

The Vendor sells and the Purchaser buys both the Property and the Chattels for the price and upon the conditions set out in this contract.

The Vendor's Statement required by Section 32(1) of the Sale of Land Act 1962 is attached to, and included in, this contract.

Where the signature of any party to this contract is secured by an agent, the parties acknowledge being given a copy of this contract by the agent at the time of signing.

/s/ JOHN LAZAR                                  Vendor
-----------------------------------------------
For and on behalf of Rococo Holdings Pty Ltd



/s/ HENRY HERZOG                                Purchaser
-----------------------------------------------
For and on behalf of I.T. Technology Pty Ltd

                           GENERAL CONDITIONS ("GC")



ENCUMBRANCES

 1.1 The Purchaser buys the property and the chattels subject to the encumbrances shown in Item 1 of the Schedule.

PAYMENT

 2.1 The Purchaser must pay all money (except the deposit) to the Vendor, the Vendor's Solicitor or at the direction of the Vendor.

 2.2 The Purchaser must pay the deposit:-

     (a) to the Vendor's Estate Agent or, if there is no Estate Agent, to the Vendor's Solicitor; or

     (b) if the Vendor directs, into a special purpose banking account specified by the Vendor in the joint names of the Purchaser and the Vendor.

 2.3 If the land sold is a lot on an unregistered plan of subdivision then the deposit:-

     (a)  must not exceed 10% of the price; and

     (b)  must be paid:-

          (i) to the Vendor's Solicitor or Estate Agent to be held by the Solicitor or Estate Agent on trust for the Purchaser; or

          (ii) if the Vendor directs, into a special purpose banking account in Victoria specified by the Vendor in the joint names of the Purchaser and the Vendor until the registration of the plan.

BREACH

 3.  A party who breaches this contract must pay to the other party on demand:-

     (a) compensation for any reasonably foreseeable loss to the other party resulting from the breach, and

     (b)  any interest due under this contract as a result of the breach.

TERMS CONTRACTS

 4. If this is a "terms contract" as defined in section 2(1) of the Sale of Land Act 1962, then:-

     (a) the Vendor must arrange the discharge of any mortgage affecting the land by the settlement date;

     (b) all money payable under the contract must be paid to a duly qualified Legal Practitioner or a licensed Estate Agent to be applied towards discharging the mortgage;

     (c) the Purchaser must pay interest to the Vendor from the settlement date upon the balance outstanding at the rate, on the days, and with the adjustments set out in Item 2 on the Schedule;

     (d) the Vendor must apply installments under this contract first to pay interest and then to reduce the balance owing.

TIME

 5. If the time for performing any action expires on a Saturday, Sunday or bank holiday, then time is extended until the next business day.

GENERAL CONDITIONS IN LEGISLATION

 6.1 The general conditions in Table A of the Seventh Schedule of the Transfer of Land Act 1958 apply if the land is under the operation of that Act.

 6.2 The general conditions in the Third Schedule of the Property Law Act 1958 apply if the land is not under the operation of the Transfer of Land Act 1958.

 6.3 General Condition 9 in the Table A or in the Third Schedule applies as if its second last sentence ended with the additional words, "as a resident Australian beneficial owner of the land".

CONFLICT BETWEEN CONDITIONS

 7.  In case of a conflict between the conditions the order of priority is:-

     (a)  any special conditions in this contract;

     (b)  general conditions in this contract;

     (c)  general conditions in legislation.

CONDITIONS

 8. These conditions prevail over the conditions in any earlier contract and any requisitions and answers properly made and given under that contract are deemed to be requisitions and answers properly made and given under this contract.

SERVICE

 9. Any document served by post is deemed to be served on the next business day after posting unless proved otherwise.


TRANSFER AND SETTLEMENT

10.1 The purchaser must provide the instrument of transfer required by General Condition 12 of Table A, or the assurance required by the Third Schedule (as the case may be), to the Vendor or the Vendor's Solicitor at least 10 days prior to the date for payment of the balance of the price.

          10.2 The Vendor must pay the bank fees on all bank cheques exceeding 3 that are required by the Vendor for settlement.

--------------------------------------------------------------------------------

 LAW INSTITUTE OF VICTORIA PROPERTY LAW DISPUTE RESOLUTION COMMITTEE GUIDELINES


1. The Committee has been established to decide disputes relating to property law matters. Where one party does not have a Solicitor representing them, the dispute cannot be heard until that party instructs a Solicitor.

2. An agreed Statement of Facts must be signed by all parties and referring Solicitors and must include:-

     2.1 A clear and concise statement of all the relevant agreed facts upon which the dispute is based.

     The Committee is unable to make any decision unless the facts are agreed between the parties.

     2.2       A copy of all relevant documents.

     2.3 The issues, based on the agreed facts, to be decided by the Committee.

     2.4 Applications for disputes to be decided by the Committee shall include an agreement by the referring Solicitors and the parties to be bound by the Committee's decision on any question of law or practice.

3. Applications in the appropriate form must be lodged with the Secretary of the Property Law Dispute Resolution Committee C/- the Law Institute of Victoria. The form may be obtained from the Property Law Section of the Institute.

4. An administration fee of $50.00 for each referring Solicitor must be paid to the Institute when the application is lodged.

5. The Committee's decision will be based upon the material contained in the Statement of Facts only. In making its decision the Committee shall act as an expert panel and not as an arbitrator.

6.   The Committee reserves the right:-

     (i) to call for further and better particulars in order to make a decision.

     (ii) to refuse to decide any dispute, in which case any fees will be refunded in full.

7. The Committee's written decision will be sent to the referring Solicitors within seven days of the dispute being decided.

--------------------------------------------------------------------------------

                               PARTICULARS OF SALE


VENDORS        BLOUNT OSBORNE WALSH of 180 Albert Road, South Melbourne,
AGENT          3205

               Tel:   9690 6464              Fax: 9690 6467

VENDORS        MCGRATH CAREY KATZ of Level 7,128 Exhibition Street Melbourne
SOLICITOR      3000
                                                                   Ref: HS990184

               DX 30810 Collins Street     Tel: 9656 9200         Fax: 9650 5375

PURCHASERS     P. ROSENBAUM & ASSOCIATES
SOLICITOR      Suite 1, 1st Floor, 206-208 Commercial Road, Prahran, 3181

                                                                  Ref:

               DX                          Tel: 9529 6622         Fax: 9529 6627

VENDOR ROCOCO HOLDINGS PTY LTD ACN 007 023 574 of 55-57 Wellington Street, Windsor 3181

PURCHASER      I.T. TECHNOLOGY PTY LTD ACN 085 839 738 of 18 Denman Avenue
               East St Kilda, 3183

LAND described in Certificates of Title Volume 8200 Folio 757 and Volume 8310 Folio 066

PROPERTY       the land together with any improvements known as
ADDRESS        34-36 Punt Road, Windsor

CHATTELS Carpets, electric light fittings, air conditioning unit and fire extinguishers

PRICE          $900,000.00

DEPOSIT        $200,000.00               on the 9th day of July 1999
               -----------
BALANCE        $700,000.00
               -----------


PAYMENT        on the 9th day  of July 2001 or earlier by agreement.
OF BALANCE

SETTLEMENT     is the date upon which vacant possession or receipt of the rents
DATE           and profits of the Property and Chattels must be provided, namely, upon acceptance of title and payment of the deposit and discharge of the mortgage affecting the Vendor's title.

DAY OF SALE    is the 7th day of July 1999

                                    SCHEDULE


ITEM 1         Encumbrances
(GC 1)         Any easements and covenants disclosed in the Vendor's Statement.

               Leases - Nil

               Mortgage Nos. - Nil

ITEM 2         7.25% per annum with monthly rests and payable monthly in
(GC4) arrears commencing the date of discharge of the Mortgage referred to in Special Condition 11.

                            SPECIAL CONDITIONS ("SC")

See attached

                            SPECIAL CONDITIONS ("SC")


As follows:


1. The Purchaser admits that the land as offered for sale and inspected by him is identical with that described in the title particulars given herein. He shall not make any requisition or claim any compensation for any alleged misdescription of the land or deficiency in its area or measurements or call upon the Vendor to amend title or to bear all or any part of the cost of doing so. Condition 3 of the said Table "A" of the said Third Schedule shall not apply.

2. The Purchaser acknowledges having been supplied with a Statement required by Section 32(l) of the Sale of Land Act 1982.

3. The property and any chattels sold by this Contract shall not pass to the Purchaser until payment in full of the purchase price.

4. The Purchaser acknowledges that the Vendor's Agent has acted only as Agent of the Vendor and no information representation or warranty of the Vendor or his Agent was made with the intention or knowledge that it would be relied upon and that no such information representation or warranty has in fact been relied upon and it is further agreed that this Contract of Sale and the original Vendor's Statement (a copy of which is included in this Contract of Sale) are the sole and full repository of the agreement between the Vendor, his Agent and the Purchaser.

5.      a.      If the Purchaser fails to pay any installment of interest on or within seven (7) days after the date upon which such instalment is due to be paid then, in addition to any other rights or remedies which the Vendor may otherwise have, the rate of interest at which such instalment shall be paid shall be the rate prescribed by General Condition 4 in Table A in lieu of the rate referred to in Item 2 of the Schedule.

        b. In the event of default in payment of any instalment of interest as aforesaid the whole of the balance of the purchase money then remaining unpaid together with any unpaid interest will become immediately due and payable and the Vendor may thereupon exercise such rights and remedies as provided by this Contract or as otherwise available to it arising from such breach by the Purchaser.

6. If the Purchaser shall be or include a company, the company will forthwith upon execution of this Contract procure the execution by each of its directors of the Guarantee annexed to that part of this Contract to be held by the Vendor.

7. It is hereby agreed between the parties hereto that there are no conditions, warranties or other terms affecting the sale other than those embodied herein and the Purchaser shall not be entitled to rely on any representations made by the vendor or his agents except such as are made conditions of this Contract.

8.      a.      The Purchaser shall carry the risk of loss or damage to the property and chattels therein from the day of sale. The
                Purchaser hereby releases the Vendor from any claim whatsoever in relation to the condition of the property and chattels and shall complete the purchase thereof on the due date without making or claiming deduction in the Price for any reason whatsoever.

        b. On the settlement date, and whilst and so long as any purchase or other moneys remain owing by the Purchaser to the vendor pursuant to the terms of this contract the Purchaser shall, at its own cost and expense:

                i. Insure and keep insured in the names of the Vendor and the Purchaser and every other person having an insurable interest in the property with an insurer to be approved by the Vendor all buildings and improvements now or hereafter erected on the land and shall deliver the policy and annual premium receipt to the Vendor at least 7 days prior to the date of expiration of the insurance policy period save for the first premium in respect of which the Purchaser must produce the policy and receipt to the Vendor on or before the settlement date. Such policy shall be for the full insurable value of the buildings now erected or hereafter to be erected on the land.

                ii. Insure and keep insured in the names of the vendor and the Purchaser and every other person having an insurable interest in the property with an insurer to be approved by the Vendor in respect of public risk for any cause or event loss or injury whatsoever on or relation to the land for a sum not less than $10,000,000.00 and shall deliver the policy and annual premium receipt to the Vendor at least 7 days prior to the date of expiration of the insurance policy period save for the first premium in respect of which the Purchaser must produce the policy and receipt to the Vendor on or before the settlement date.

        c. In the event of any breach on the part of the Purchaser to insure or keep insured the improvements on the land for their full replacement value or for public risk the vendor may insure for such risks and add the amount expended to the price in respect of which the Purchaser shall pay interest in the manner herein provided in respect of the price until payment to the Vendor of the premium but without prejudice to the rights and remedies of the Vendor arising from such default by the Purchaser.

        d. Any money received under the policy of insurance in respect of the destruction or damage to the improvements on the land shall, at the option of the Vendor, be applied either in rebuilding or reinstating the improvements to their former condition or in paying to the Vendor any balance of purchase money and interest then still unpaid and any balance of the insurance moneys thereafter will belong to the Purchaser.

9.      a.      The parties hereby agree that the price is made up as follows:

                1. 34 Punt Road being the land contained in Certificate of Title Volume 8200 Folio 757 $482,400.00

                2. 36 Punt Road being the land contained in Certificate of Title Volume 8310 Folio 066 $417,600.00

        b. The written down value of the Chattels sold with the property shall be that to be advised to the Purchaser in writing by the Vendor's Accountant.

10. The amounts payable by the Purchaser to the Vendor under this Contract do not include any GST. Despite any other provision in this Contract, if a GST is levied or imposed on any supply made to the Vendor or to the Purchaser under or is contemplated by this Contract the amount payable by the Purchaser to the Vendor in relation to that supply will be increased by the amount of the GST and the Purchaser must pay the increased amount accordingly.

        "GST" means any goods and services, consumption, value add or other similar tax.

        "Supply" will have the meaning given to that term under any Statute pursuant to which a GST is levied or imposed.

11.     a.      The Mortgage affecting the Vendor's Titles is to be discharged on or before 23 July 1999 (or such later date as the parties may otherwise agree in writing, being a date not later than 90 days from the date hereof) failing which the Purchaser may avoid this Contract whereupon all moneys paid hereunder shall be refunded in full.

        b. The deposit shall be held in the trust account of the vendor's solicitors until the Mortgage referred to in a. hereof has been discharged.

12. It is agreed between the parties hereto that throughout this Contract unless the context so requires, words importing the singular shall include the plural and vice versa and words referring to any one gender shall include the other and where more persons than one are included in the term "Purchaser" their covenants hereunder shall be joint as well as several.

                             GUARANTEE AND INDEMNITY


TO:     The withinnamed and described Vendor
        (hereinafter called "the Vendor")

IN CONSIDERATION of the Vendor having at the request of the person whose name address and description are set forth in the Schedule hereto (hereinafter called "the Guarantor") agreed to sell the land described in the within Contract of Sale to the withinnamed Purchaser (hereinafter called "the Purchaser") the Guarantor HEREBY GUARANTEES to the Vendor the due and punctual payment by the Purchaser of the purchase money and interest payable thereon as detailed in the said Contract of Sale and all other monies that are payable or may become payable pursuant thereto (hereinafter called "the monies hereby secured") AND ALSO the due performance and observance by the Purchaser of all and singular the covenants provisions and stipulations contained or implied in the said Contract of Sale and on the part of the Purchaser to be performed and observed AND THE GUARANTOR HEREBY EXPRESSLY ACKNOWLEDGES AND DECLARES that it has examined the said Contract of Sale and has access to a copy thereof and further that this Guarantee is given upon and subject to the following conditions:-

A. THE Vendor shall have the fullest liberty without affecting this Guarantee to postpone for any time and from time to time the exercise of all or any of the powers rights authorities and discretions conferred by the said Contract of Sale on it and to exercise the same at any time and in any manner and either to enforce or forbear to enforce the covenants for payment of the monies owing or any other covenants contained or implied in the said Contract of Sale or any other remedies or securities available to the Vendor and the Guarantor shall not be released by any exercise by the Vendor of its liberty with reference to the matters aforesaid or any of them or by any time being given to the Purchaser or by any other thing whatsoever which by Contract of Sale or any other remedies or securities available to operation of law would but for this provision have the effect of so releasing the Guarantor.

B. THIS Guarantee shall be a continuing Guarantee and shall not be considered as wholly discharged by the payment at any time hereafter of any part of the monies hereby secured or by any settlement of account, intervening payment or by any other matter or thing whatsoever except the payment by the Purchaser of the whole of the purchase price, interest and other monies payable by the Purchasers under the said Contract of Sale.

C. THIS Guarantee shall not be determined by the liquidation of the Guarantor and shall bind the successors or assignees of the Guarantor.

D. THIS Guarantee shall not be affected or prejudiced by any variation or modification of the terms of the said Contract of Sale except that the Contract as varied or modified shall thereafter be deemed to be the Contract of Sale referred to herein or by the Transfer or partial Transfer of any part of the land to the Purchaser pursuant to the terms thereof.

E. This Guarantee shall not affect or be affected by any or any further security now or hereafter taken by the Vendor or by any loss by the Vendor of such collateral or other security or otherwise any of the moneys at any time owing under the said Contract of Sale to the Vendor or by any laches or mistake on the part of the Vendor.

F. THIS Guarantee and Indemnity shall at all times be valid and enforceable against the Guarantor notwithstanding:-

        (a) That the contract for the repayment of the moneys hereby secured is void or cannot be legally enforced against the Purchaser for reasons arising out of an act, omission, state or condition of the Purchaser.

        (b) That the Purchaser was prohibited (whether expressly or by implication) by law contract or otherwise from entering into the said Contract of Sale or was without the capacity or under some legal disability in respect thereof;

        (c) That the Vendor had or ought to have had knowledge of any matters referred to in sub-paragraph (b) of this clause.

G. UNTIL the Vendor shall have received all monies payable to it under the said Contract of Sale the Guarantor shall not be entitled on any grounds whatsoever to claim the benefit of any security for the time being held by the Vendor or either directly or indirectly to claim or receive the benefit of any dividend or payment on the winding up of the Purchaser and in the event of the

        Purchaser going into liquidation or assigning its assets for the benefit of its creditors or making a deed or arrangement or a composition in satisfaction of its debts or a scheme of arrangement of its affairs the Guarantor shall not be entitled to prove or claim in the liquidation of the Purchaser in competition with the vendor so as to diminish any dividend or payment which but for such proof the Vendor would be entitled to receive out of such winding up and the receipt of any dividend or other payment which the vendor may receive from such winding up shall not prejudice the right of the Vendor to recover from the Guarantor to the full amount of this Guarantee the monies due to the Vendor. The Guarantor further covenants with the Vendor after the Purchaser shall have gone into liquidation to pay to the vendor all sums of money received by the Guarantor for credit of any account of the Purchaser and for which the Guarantor may in any liquidation or official management of the Purchaser be obliged to account or may in its discretion so account.

H. ANY demand or notice to be made upon the Guarantor by or on behalf of the Vendor hereunder shall be deemed to be duly made if the same be in writing and signed by a Director of the Vendor or by any Solicitor purporting to act for the Vendor or by any other person duly authorised by the Directors of the Vendor to make such demand on behalf of the Vendor and the same may be left at or sent through the post in a prepaid registered letter addressed to the Guarantor at its address as hereinbefore provided.

I. THE Guarantor shall be deemed to be jointly and severally liable with the Purchaser (in lieu of being merely a surety for it) for the payment of the purchase moneys interest and all other monies if any payable pursuant to the within Contract in the performance of the obligations herein contained and it shall not be necessary for the Vendor to make any claim or demand on or to take any action or proceedings against the Purchaser before calling on the Guarantor to pay the moneys or to carry out and perform the obligations herein contained.

J. THIS Guarantee shall enure for the benefit of the Vendor and its successors and transferees.

K. FOR the consideration aforesaid and as a separate and coverable covenant the Guarantor HEREBY AGREES to indemnify the Vendor not only by reason of the non-payment by the Purchaser of all monies payable or that may become payable under the said Contract of Sale but also in respect of all costs charges and expenses whatsoever which the Vendor may incur by reason of any default on the part of the Purchaser in relation to the said Contract of Sale.

L. NOTWITHSTANDING anything else herein contained (but subject to Clause F(a) and K hereof) the Guarantor shall not be liable, in any circumstances whatsoever, for any amount whatsoever in excess of the amount for which the Purchaser shall be liable under the said Contract and upon payment to the Vendor of all monies payable as aforesaid under the said Contract and any monies payable under clause F(a) and K hereof (if any) whether by the Purchaser or by the Guarantor or otherwise then this Guarantee shall be at an end and the Guarantor shall be forever freed and discharged from all of its provisions.

M. This Guarantee shall constitute a charge over any real property of which the Guarantor is presently or hereafter the proprietor whether registered or otherwise and in the event of the Guarantor making default hereunder the Guarantors acknowledges that the Vendor may lodge a Caveat against such real property noting its interest.

                                    SCHEDULE


Vendor:        Rococo Holdings Pty. Ltd. of 55-57 Wellington Street, Windsor


Purchaser:     I.T. Technology Pty. Ltd. of 18 Denman Avenue, East St Kilda


Guarantor:     Henry Herzog of 18 Denman Avenue, East St Kilda and Jonathan
               Herzog of 9 Bickham Court, East St Kilda


IN WITNESS whereof the said Guarantor have set their hands and seals this 7th day of July 1999.


SIGNED SEALED AND DELIVERED by     }
the said HENRY HERZOG in           }         /s/ HENRY HERZOG
Victoria in the presence of:       }
               [ILLEGIBLE SIGNATURE]


SIGNED SEALED AND DELIVERED by     }
the said JONATHAN HERZOG in        }         /s/ JONATHAN HERZOG
Victoria in the presence of:       }
               [ILLEGIBLE SIGNATURE]

                     SALE OF LAND ACT (the Act) - SECTION 32
               VENDOR'S STATEMENT TO THE PURCHASER OF REAL ESTATE


VENDOR ROCOCO HOLDINGS PTY LTD ACN 007 023 574 of 55-57 Wellington Street, Windsor 3181

PROPERTY       34-36 Punt Road, Windsor

                         IMPORTANT NOTICE TO PURCHASERS

        The use to which you propose to put the property may be prohibited by planning or building controls applying to the locality or may require the consent or permit of the municipal council or other responsible authority. It is in your interest to undertake a proper investigation of permitted land use before you commit yourself to buy. You should check with the appropriate authorities as to the availability (and cost) of providing any essential services not connected to the property.

1. RESTRICTIONS - Details of any registered or unregistered easement, covenant, caveat or other similar restriction affecting the property are set out in the attached copies of Title documents.

        To the best of the Vendor's knowledge there is no existing failure to comply with the terms of any easement, covenant, caveat or similar restriction.

2. PLANNING AND ROAD ACCESS - Details of any planning instruments affecting the land are attached.

        The property is outside the Melbourne metropolitan area (as defined in the Act) and the planning instrument prohibits the construction of a dwelling house on the land.

        There is access to the property by road.

3. OUTGOINGS AND STATUTORY CHARGES - Details concerning any rates, taxes or other similar outgoings (including any Body Corporate charges) and any interest payable on any part of them are attached.

        Amounts for which the purchaser may become liable in consequence of the sale will be adjusted at settlement.

        Amount owing under any other registered or unregistered statutory charge that secures an amount due under any other legislation: Nil


4.      SERVICES              Avail.       Connected       Authority
        4.1     Electricity    Yes           Yes           Citipower
        4.2     Gas            No            No
        4.3     Water          Yes           Yes           South East Water
        4.4     Sewerage       Yes           Yes           South East Water
        4.5     Telephone      Yes           No            Telstra

5.1 BUILDING APPROVALS - Particulars of any building permit granted during the past seven years under the Building Control Act 1981 or Building Act 1993 are contained in the attached certificates.

5.2 GUARANTEE - Details of an owner-builder under the House Contracts Guarantee Act 1987 in the preceding seven years - nil.

5.3 INSURANCE - Details in the preceding six years and six months in the case of a residence to which s137B of the Building Act 1993 applies - nil.

        Nil. as per attached.

6. NOTICES - Particulars of any notice, order, declaration, report or recommendation of a public authority or Government department or approved proposal affecting the property of which the Vendor might be reasonably expected to have knowledge, including:

        6.1 if there is a Body Corporate, affecting it and its contingent, proposed or other liabilities, including those relating to repairs;

        6.2 notice of any current land use restriction given in relation to the land under the Agricultural and Veterinary Chemicals Act 1992 due to contamination.

        6.3 notice pursuant to Section 6 of the Land Acquisition and Compensation Act 1986;

                None.

BUT NOTE:      The Vendor has no means of knowing of all decisions of
               Public Authorities and Government Departments affecting the property unless communicated to the Vendor.

7.      TITLE - Copies of relevant Title documents are attached.

DATE OF STATEMENT: 7 July 1999

Vendor's Signature:  /s/ JOHN LAZAR
                    ----------------------------------------------------------
                            For and on behalf of Rococo Holdings Pty Ltd

The Purchaser acknowledges being given a copy of this statement signed by the Vendor before the Purchaser signed any Contract.


DATE OF ACKNOWLEDGMENT:  7/7/99.

Purchaser's Signature: /s/ HENRY HERZOG
                      ---------------------------------------------------------

PLEASE NOTE THAT WHERE THE PROPERTY IS TO BE SOLD ON TERMS PURSUANT TO SECTION 32(2)(f) OF THE ACT AND/OR SOLD SUBJECT TO A MORTGAGE THAT IS NOT TO BE DISCHARGED BY THE DATE OF POSSESSION (OR RECEIPT OF THE RENTS AND PROFITS) OF THE PROPERTY PURSUANT TO SECTION 32(2)(a) OF THE ACT - then the Vendor must provide an additional statement containing the particulars specified in Schedules 1 and 2 of the Act.

                     SALE OF LAND ACT (the Act) - SECTION 32

ADDITIONAL VENDOR'S STATEMENT TO THE PURCHASER OF REAL ESTATE

VENDOR ROCOCO HOLDINGS PTY LTD ACN 007 023 574 of 55-57 Wellington Street, Windsor 3181

PROPERTY       34-36 Punt Road, Windsor

                                NOTICE TO VENDORS

        This additional Vendor's Statement is to be attached to the standard Vendor's Statement (completed as appropriate and signed by the Vendor) where the property is to be sold on terms pursuant to section 32(2)(f) of the Act and/or sold subject to a mortgage that is not to be discharged by the date of possession (or upon receipt of the rents and profits of the property).

1.      VENDORS TERMS - Cost of the finance to be provided by the Vendor:

        1.1     Purchase price                            $ 900,000.00
                Deposit                                   $ 200,000.00
                                                          ------------

                Residue (lowest price if paid out now)    $ 700,000.00
                Total interest payable
                over full contract period                 $ 101,500.00
                                                          ------------

                Total balance payable,
                including, interest                       $801,500.00
                                                          -----------

        1.2     Number of repayments                            24   (including the final payment)
                Amount of each repayment                  $ $4,229.17
                Repayments due: the 9th day
                of each and every month commencing
                on the 9th day of
                August 1999.
                Final payment                             $ 704,229.17
        1.3     Interest rate:                            7.25 % p.a.
                Default interest rate                     The rate prescribed by General
                                                          Condition 4 in Table A as
                                                          defined in the Contract.

                Is the interest rate variable?            No

        1.4    The Purchaser is to pay GST (if any)
               payable by the Vendor in respect
               of the payments to be made to it
               under the Contract.

2.      VENDORS MORTGAGE - Mortgages to which the property will remain subject:
        Nil.

DATE OF THIS ADDITIONAL STATEMENT: 7 July 1999

Vendor's Signature: /s/ JOHN LAZAR
                    -----------------------------------------------------------

The Purchaser acknowledges being given a copy of this additional statement signed by the Vendor before the Purchaser signed any Contract.

DATE OF THIS ACKNOWLEDGEMENT: 7/7/99

Purchaser's Signature:   /s/ HENRY HERZOG
                      ---------------------------------------------------------

                                                                         Unreg'd


MORTGAGE OF LAND                                            APPR    V839509B
SECTION 74 TRANSFER OF LAND ACT 1958                   VICTORIAN  140199 1143 74
                                       ----------------------------
Lodged at the Land Titles Office by:                MADE AVAILABLE, [BARCODE]
Name:     Stamfords
                                        Land Titles Office Use Only
Phone:    9663 8182
                                       -----------------------------------------
Address:  Levels 9 & 10, 278 Collins Street, Melbourne

Ref: 980597/DW:RL                      Customer Code:  948E

The Mortgagor being registered as the proprietor of an estate in fee simple in the land described subject to the registered encumbrances affecting the land and any encumbrances created by dealings lodged for registration prior to the lodging of this Mortgage and subject to the rights of the Caveator under the Caveat (if any) specified below in consideration of credit loans advances and other banking accommodations extended by the Mortgagee to the Mortgagor and/or other or others at the request of the Mortgagor (including any Agreement referred to in the Schedule hereto) and in pursuance of the agreement of the Mortgagor to give this security for better securing the payment of the Money Hereby Secured and all other moneys payable hereunder mortgages to the Mortgagee the said estate in the land.

--------------------------------------------------------------------------------
Land

CERTIFICATE OF TITLE VOLUME 8200 FOLIO 757 & VOLUME 8310 FOLIO 066

--------------------------------------------------------------------------------
Mortgagor (Registered Proprietor)                                        (Note

ROCOCO HOLDINGS PTY LTD  A.C.N. 007 023 574

--------------------------------------------------------------------------------
Mortgagee                                                                (Note

CITIBANK LIMITED A.C.N. 004 325 080
of 350 Collins Street, Melbourne, 3000

--------------------------------------------------------------------------------
CAVEAT(S) if any:      NO(S):
Note: Unless the number of a Caveat is specified, this Mortgage is not subject to the rights of any Caveator.

--------------------------------------------------------------------------------

                       SCHEDULE HEREINBEFORE REFERRED TO:

For the purposes of this Mortgage (including the Memorandum of Common Provisions) Agreement means:

*(a) Loan Agreement dated              day of
     between                    of the one part and Citibank of the other part.

                                           *Complete whichever is applicable.
--------------------------------------------------------------------------------

Date of this Mortgage:

--------------------------------------------------------------------------------

The provisions contained in Memorandum of Common Provisions retained by the Registrar of Titles in No. AA216 are incorporated in this mortgage.

--------------------------------------------------------------------------------
                                                      CONTINUED ON M PAGE 2
--------------------------------------------------------------------------------
 APPROVAL NO. 568966A      ORDER TO REGISTER         STAMP DUTY USE ONLY

                           Please register and       Collateral Security
 M                         issue title to:           Trn:402906 13-JAN-1999
                                                     Amount Secured: $600,000.00
 [SEAL]                    Signed    Cust. Code:     Stamp Duty Victoria, PSE1


                     THE BACK OF THIS FORM MUST NOT BE USED

                                   COVENANTS

The Mortgagor covenants with the Mortgagee as follows:

1. Subject to Clause 3 hereof to pay the Mortgagee at such time or times and in such manner as may at any time and from time to time be agreed upon between the Mortgagor and the Mortgagee and in default of any such agreement on demand by the Mortgagee each and all sums of money for which the Mortgagor may now or hereafter be indebted or liable to the Mortgagee and/or any associated company of the Mortgagee (whether such indebtedness or liability be present or future, actual or contingent, fixed or fluctuating, liquidated or unliquidated) on any present or future account or for any reason or ground whatsoever and without limiting the generality of the foregoing including under pursuant to or in connexion with any Agreement referred to in the Schedule hereto together with the Moneys Hereby Secured (as defined in the Memorandum of Common Provisions incorporated in this Mortgage) and any present or future agreement of any nature (including without limiting the generality of the foregoing any credit agreement loan agreement supply agreement leasing agreement sale agreement hire purchase agreement guarantee and/or under pursuant to or in connexion with any obligation or liability incurred by the Mortgagee and/or any associated company of the Mortgagee on behalf of on account of or at the request of the Mortgagor and/or in relation to any bill of exchange promissory note or negotiable instrument and/or otherwise than by agreement (all of which sums and moneys referred to herein are called "the Moneys Hereby Secured").

2. To pay to the Mortgagee interest upon the Moneys Hereby Secured and such fees and charges at such times and rates as may be agreed in writing between the Mortgagor and the Mortgagee and in default of such agreement at the higher rate to accrue from day to day and to be payable on demand by the Mortgagor.
     The "higher rate" means, in the case of all or any part of the Moneys Hereby Secured where the rate of interest thereon is limited by law, the rate so limited, and in any other the highest rate chargeable from time to time by the Mortgagee under this Mortgage or the Agreement and in the absence of such rate the highest rate allowable under S. 57 of Supreme Court Act at the time of demand under Clause 1 hereof.

3. That notwithstanding Clauses 1, 2 and 4 hereof to the extent (if any) that the Moneys Hereby Secured included liability of the Mortgagor under a sale or lease to which Sections 114 or 115 of the Goods Act applies the obligations of the Mortgagor under this mortgage in respect of that sale or lease shall be limited to the amount for which the Mortgagor is liable by reason of the breach of that sale or lease, the Moneys Hereby Secured shall not include liability under a regulated contract under the Credit Act and this Mortgage shall not secure liability in respect of a loan under the Money Lenders Act or a guarantee under the Hire Purchase Act unless and until the procedural requirements respectively of S. 23 and S. 19 shall have been complied with.

4. To indemnify and keep indemnified the Mortgagee and each associated company of the Mortgagee against all debts expenses and liabilities the Mortgagee or that associated company may incur and all moneys the Mortgagee or that associated company may pay on behalf of on account of or at the request of the Mortgagor or to any creditor of the Mortgagor.

5. For the purposes of this Mortgage and any Agreement referred to in the Schedule hereto, any reference to the Companies Code means a reference to its equivalent in the Corporations Law.

Execution and attestation

The Common Seal of ROCOCO HOLDINGS          )
PTY LTD A.C.N. 007 023 574 was hereto       )                        [SEAL]
affixed in accordance with its Articles of  )
Association in the presence of:             )     ----------------------------
                                                  JOHN LAZAR
                                                  Sole Director/Sole Secretary

MORTGAGEE-OPTIONAL:
If there is insufficient space in any panel to accommodate the required information, enter the information under the appropriate heading on a annexure sheet (Form A1) or, if there is space available, after the covenants. Insert only the words "See Annexure" or "See overleaf" in the panel, as appropriate.

APPROVAL NO. 568966A

M PAGE 2

                     THE BACK OF THIS FORM MUST NOT BE USED

                                                                        V839509B
                                                                  140199 1143 74

                              PLANNING CERTIFICATE
           Schedule 1 Section 199(2) Planning & Environment Act 1987


Number                                            Vendor

609992                                            ROCOCO HOLDINGS PTY LTD.

                                                  Purchaser


MCGRATH CAREY KATZ
DX 30810                                          Reference
COLLINS STREET
                                                  HS 990184

This certificate is issued for:

     34-36 PUNT ROAD
     City of PORT PHILLIP

The land is covered by the:
PORT PHILLIP PLANNING SCHEME.

The Minister for Planning and Local Government is the Responsible Authority issuing the Certificate.

The land:
- is included in a SERVICE BUSINESS ZONE.
    and abuts on a ROAD - EXISTING MAIN.

A new planning scheme has been prepared which affects this land. The Scheme has been prepared under Section 18 of the Planning and Environment (Planning Schemes) Act 1996. The scheme is not approved and is not in operation. It shows this property to be within a proposed:


                         BUSINESS 2 ZONE
                         DESIGN AND DEVELOPMENT OVERLAY (DDO2)
and abuts a              ROAD ZONE CATEGORY 1


21 Feb 1999
                                   /s/ [Signature illegible]
                                   MANAGER LAND & DEVELOPMENT INFORMATION


"Additional site-specific controls may apply. The Planning Scheme Ordinance should be checked carefully.

Copies are available from the Local Government, Planning, Market Information Services Division and the municipality shown above."

THE ABOVE INFORMATION INCLUDES ALL AMENDMENTS AND SCHEMES PLACED ON PUBLIC EXHIBITION UP TO THE DATE OF ISSUE OF THIS CERTIFICATE AND WHICH ARE STILL THE SUBJECT OF ACTIVE CONSIDERATION.


         Copies of Planning Schemes and Amendments can be inspected at Nauru House and relevant Municipal Offices.

                          [INFRASTRUCTURE LETTERHEAD]

                                     [LOGO]

                               -----------------

                            STONNINGTON City Council

                            REQUEST FOR INFORMATION
                           BUILDING REGULATIONS 1994
                                REGULATION 2.10


To:            McGrath Carey Katz Solicitors
               DX 30810
               COLLINS STREET


Your Ref       HS 990184
Property       34-36 Punt Road Windsor
1.        Details of any building permit issued in the preceding 10 years.

   BUILDING            DATE ISSUED       ISSUED FOR                                       DATE OF FINAL
APPROVAL/PERMIT                                                                             INSPECTION
      NO.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
9300                  3/12/93           Shop - Additions/Alterations                         12/12/97

BS1183/98282          16/7/98           Road Reserve Alterations to Office & Showroom*       14/12/98
8/2
---------------------------------------------------------------------------------------------------------

* PRIVATE BUILDING SURVEYOR APPOINTED: PHILIP CHUN & ASSOCIATES PTY LTD LEV 9 108 LONSDALE ST MELBOURNE

2. Details of any current notice, order or certificate issued under these Regulations or the Act; and/or the Building Act 1993 or the Building Regulations 1994.

     COUNCILS RECORDS INDICATE THERE ARE NO STATEMENTS UNDER BUILDING REGULATION 3.3(2), CURRENT NOTICES, CURRENT ORDERS OR CERTIFICATES UNDER THE BUILDING REGULATIONS 1994, BUILDING ACT 1993, AND OR BUILDING CONTROL ACT 1981 OR THE VICTORIA BUILDING REGULATIONS 1983

3. The land IS NOT in an area known by Council to be liable to flooding within the meaning of Building Regulation 6.2.

4. The land is not in an area designated under Building Regulation 6.3 as an area in which buildings are likely to be subject to be infestation by termites.

5. The land is not in a designated bush fire prone area determined under Building Regulation 6.4.

6. The land is not in an area determined under Building Regulation 6.5 to be likely to be subject to significant snowfalls.

7. The land is not in an area of designated land within the meaning of regulation 6.6.

ADVISORY NOTES TO VENDORS AND PURCHASERS

BUILDING WORK BY OWNER-BUILDERS

An owner-builder, to which the provisions Part 9 of the Building Act 1993 apply (building work carried out under the responsibility of non-practitioners and domestic building work of a value exceeding $5000), must not enter into a contract to sell the building unless an inspection report from a prescribed building practitioner has been obtained within 6 months of the date of the contract, the report is disclosed to the purchaser, the vendor is covered by the required insurance (if any) and, in the case of a home, the contract sets out the warranties of section 137c of the Building Act.

                                  [LETTERHEAD]

                                                                        RECEIVED
                                                                     04 MAR 1999

Existing SWIMMING POOLS

In accordance with regulation 5.13 of the Building Regulations 1994 a pool fence or other suitable barriers to restrict access by children to the part of the allotment or building containing a swimming pool must now be in place.

WHO IS RESPONSIBLE? Owners of swimming pools in place before 8 April 1991 in Victoria are responsible. Swimming pool means any pool or spa which can hold more than 300mm of water that is used for swimming or wading and is not emptied immediately after use. The requirement for barriers applies to pools associated with houses. It does not matter if it is inside or outside the house. It is an offence under Building Regulation 5.13 if suitable barriers have not already been installed - and the council building surveyor can issue an on-the-spot fine or prosecute the owner of the pool. The amount of the on-the-spot fine shall be the maximum prescribed in the regulations for the offence - being 2 penalty units ($200). In addition to the fine, remedial work may be necessary to ensure compliance with the Building Regulations.

SELF CONTAINED SMOKE ALARMS

Under Regulation 5.14 of the Building Regulations 1994, the purchaser of a building being a dwelling or sole-occupancy unit will be required to, within 30 days of becoming the owner, provide self contained smoke alarms complying with AS 3786-1993 and in the appropriate locations referred to in the enclosed document.

ESSENTIAL SERVICES (FIRE-SUPPRESSION EQUIPMENT AND SAFETY FEATURES) - NOT APPLICABLE TO HOUSES

Where building work has occurred under the Building Act 1993, the vendor must supply an ESSENTIAL SERVICES LISTING, when issued (under Regulations 11.2 or
11.4 of the Building Regulations), to the purchaser.

Under Regulation 11.5 the property OWNER is responsible to maintain records of maintenance checks, complete an essential services report (logbook) and ensure that all the above records are kept available on the relevant premises for inspection by the municipal building surveyor or chief officer on request.

EXISTING SAFETY FEATURES OR MEASURES - (NOT APPLICABLE TO HOUSES)

Under Division 2 of Part 11 of the Building Regulations 1994, the OWNER of a building or place of public entertainment constructed before 1 July 1994 must ensure that any existing or required safety features are maintained in a state which enables them to fulfill their purpose and must not remove such features except for maintenance or in accordance with the Regulations.

Further advice and information may be gained by calling the office of the Municipal Building Surveyor on 9522 3218.

Receipt of $30.00 is acknowledged.

/s/ per [Signature Illegible]
-----------------------------

JACK WICKHAM
PROPERTY INFORMATION OFFICER

6.   SHOULD SELF CONTAINED SMOKE ALARMS BE INTERCONNECTED?

If a building has a number of smoke alarms there is usually no requirement that they be interconnected (some types of alarm are capable of interconnection to the other alarms so that if one alarm sounds then the other alarms are also activated). However, as it is inexpensive to interconnect alarms, it is advisable that smoke alarms be interconnected. This is particularly relevant where a detector is located on an unoccupied storey such as a garage.


Further advice and information can be gained by calling the Municipal Building Surveyors office on 9522 3218.





Stephen Hempel
Municipal Building Surveyor

                    [PHILIP CHUN AND ASSOCIATES LETTERHEAD]

AR/RW/98282-00                                                        Form 11

OP:BS1183/98282/1

                               BUILDING ACT 1993
                           BUILDING REGULATIONS 1994
                                REGULATIONS 9.5

                                OCCUPANCY PERMIT

PROPERTY DETAILS

Number    Street/road                   City/suburb/town
------    -----------                   ----------------
34-36     Punt Road                     Windsor

Municipal District       City of Stonnington

ISSUED TO

Owner                    Mr Joe Lazar
                         C/- 49 Alice Street
Address                  CLAYTON  3168

BUILDING DETAILS

                                                      Allowable    No of people
Part of the                            Class of       floor        deemed
Building            Use                Occupancy      loading      accommodated
-----------         ---                ---------      ---------    ------------
Ground Floor        Office, Showroom,  5, 6, 7        N/A          21
                    Carpark

First Floor         Office, Showroom   5, 6           3.0 kPa      32

RELEVANT BUILDING SURVEYOR

Richard Wells                                Registration No. BS1183
Philip Chun and Associates Pty Ltd
L9, 108 Lonsdale Street
Melbourne

Signature /s/ RICHARD WELLS                  Date of issue of permit: 22/12/98
          ---------------------------

INSPECTION OF BUILDING WORK

For the purposes of Regulation 2.13 of the Building Regulations, the following dates are applicable:

          Frame     12/10/98

          Final     14/12/98, 21/12/98

NOTE: This Occupancy Permit is not evidence that the building, part of the building or building work listed above complies with the Building Act 1993 or the Building Regulations 1994.

          The OP number specified at the top of this form, is the Certificate Number pursuant to the Building Act 1993.

                                   APPENDIX A

OCCUPANCY PERMIT CONDITIONS

The following essential services must be maintained in accordance with the relevant requirements of the BCA and the Australian Standards contained within, in force at the time of approval.

ESSENTIAL SERVICE TO BE       INSTALLATION STANDARDS /      NATURE OF INSPECTION OR
INSPECTED OR TESTED           LEVEL OF PERFORMANCE          TEST, FREQUENCY
-----------------------       ------------------------      -----------------------
Air conditioning systems      AS 1668                       Monthly to AS 1851.6, AS
                                                            3666
------------------------------------------------------------------------------------
Emergency lighting            BCA Part E4, AS 2293.1        6 monthly to AS 2293.2
------------------------------------------------------------------------------------
Exit doors                    BCA Section D                 3 monthly inspection to
                                                            confirm exit doors are
                                                            intact, operation and fitted
                                                            with conforming hardware
------------------------------------------------------------------------------------
Exit signs                    BCA Part E4, AS 2293.1        6 monthly to AS 2293.2
------------------------------------------------------------------------------------
Fire extinguishers            BCA E1.6, AS 2444             6 monthly to AS 1851.1
(portable)
------------------------------------------------------------------------------------
Fire hose reels               BCA E1.4                      6 monthly to AS 1851.2
------------------------------------------------------------------------------------
Fire indices for materials    BCA C1.10, AS 1530.3          Annual inspection to
                                                            confirm no materials with
                                                            potentially non-conforming
                                                            fire indices occur
------------------------------------------------------------------------------------
Paths of travel to exits      BCA Section D                 32 monthly inspections to
                                                            confirm travel paths are
                                                            intact
------------------------------------------------------------------------------------
Smoke alarms                  BCA E2.2, AS 3786             Monthly to AS 1851.8 (as
                                                            applicable)
------------------------------------------------------------------------------------

Note: Pursuant to Regulation 11.5 of the Building Regulations 1994, the owner of the property is required to:

          a)   maintain records of maintenance check;
          b) complete an essential services report in accordance with Regulation 11.6 before each anniversary of the date of occupancy permit or determination under this Division; and
          c) keep all essential service reports and records of maintenance checks on the premises for inspection by the municipal building surveyor or chief officer at any time on request.

COPY TO

Agent of Owner      Palma Building Design
Address             49 Alice Street
                    CLAYTON  3168

                    Attention: Luciano Palma

Council             City of Stonnington
Address             DX 30108
                    PRAHRAN

Register

File

                        [SOUTH EAST WATER LIMITED FORM]


                             INFORMATION STATEMENT
          STATEMENT UNDER SECTION 75, WATER INDUSTRY INDUSTRY ACT 1994
                  STATEMENT UNDER MMBW ACT 1958 SECTION 239F&G

--------------------------------------------------------------------------------
     REFERENCE NO.     YOUR REFERENCE     DATE OF ISSUE     APPLICATION NO.
--------------------------------------------------------------------------------
     11J//04469/4         HS990184        19 March 1999         169783
--------------------------------------------------------------------------------

     MCGRATH CAREY KATZ                   This is to certify that the sum of:
     DX 30810                             Nil
     MELBOURNE

                                          is payable in respect to rates and
                                          charges on property:
                                          36 PUNT ROAD, PRAHRAN 3181

                                          ======================================

34 & 36 PUNT RD are sewered by a combined drain. The property service plan may be obtained from South East Water Ltd., 30 Corporate Drive, Monrahhin or PO Box 1383 Monrahhin 3180 for the proscribed plan fee of $30.00. Please quote PS 16203.

South East Water Limited (SEWL) has not received notification that the sewer consent has been completed. The licensed plumber must provide SEWL with an updated PSP and the owner with a "Certificate of Compliance" upon the completion of the work. To allow SEWL to update its records, the owner is to ensure SEWL is in receipt of the above.


                     [SOUTH EAST WATER LIMITED LETTERHEAD]

[ILLEGIBLE] made the     day of                One thousand nine hundred
and sixty-nine B E T W E E N MARIO FUSCALDO of 34-36 Punt Road Prahran (hereinafter called "the Owner") AND MELBOURNE AND METROPOLITAN BOARD OF [ILLEGIBLE] on 110 Spencer Street, Melbourne (hereinafter called "the
Board") W H E R E A S the Owner has applied to the Board for the issue of a Drainage Plan and Consent in respect of plumbing work to be carried out at the property known as No. 36 Punt Road Prahran including the installation of a Floor Trap below the level of the Disconnector Trap breather AND WHEREAS the Board has agreed to issue the said Drainage Plan and Consent in accordance with the Owner's request subject to the indemnity herein contained NOW THIS AGREEMENT WITNESSETH that in consideration of the Board issuing the said Drainage Plan and Consent the Owner for himself and his transferees HEREBY AGREE to indemnify and keep indemnified the Board and its successors against all actions suits claims and demands which may be instituted or made by any person company or corporation for or in respect of any damage which may be caused to the said property or to the goods chattels and effects therein by any inflow of sewage or water through the drains and connections to the said property by reason of the Floor Trap being installed below the level of the Disconnector Trap breather in accordance with design requested by the Owner.

IN WITNESS WHEREOF the Owner has executed these presents the day and year first before written.



SIGNED by the said MARIO FUSCALDO  ) /s/ MARIO FUSCALDO
in the presence of:                )

                  /s/ Charles Brucell                    [RUBBER STAMP]

                             [GRAPHIC - SITE PLAN]

                                    FORM 4.2

PROPERTY INQUIRY APPLICATION FORM                              OFFICE USE ONLY
                                                 -------------------------------
                                                 REFERENCE   CODE   APPLICATIONS
                                                 -------------------------------
IMPORTANT - IF MORE THAN ONE CERTIFICATE
REQUIRED, COMPLETE AND FORWARD ONE FORM          -------------------------------
FOR EACH CERTIFICATE TO RELEVANT                 MUNICIPAL
AUTHORITIES IN ACCORDANCE WITH THE               PROPERTY
PROPERTY INQUIRY INFORMATION SHEET               NUMBER
                                                 AS APPEARING ON
                                                 -------------------------------
                                                      Certificate/Advice Request

TO:
      VIC ROADS                            ADVICE OF ANY CURRENTLY APPROVED ROAD
      560 LYGON STREET                       PROPOSALS
      (DX 27 MELBOURNE)
      CARLTON VIC 3053                      FEE ENCLOSED:     $13.00

     --------------------------------------------------------------------------
     NOTE: Generally replies will be mailed to applicant's address. However if you wish to collect a Melbourne Water Rate Certificate - available 3 business days after receipt of application - cross here [ ]
     If you wish to collect a Melbourne Water 239G Statement - cross here [ ]
     --------------------------------------------------------------------------

VENDOR RE:                                                  PURCHASE TO:
ROCOCO HOLDINGS PTY LTD ACN 007 023 574

REGISTERED PROPRIETOR IF NOT THE VENDOR                     VENDOR'S SOLICITOR
                                                            MCGRATH CAREY KATZ
                                                            LEVEL 28,
                                                            55 COLLINS STREET
                                                            MELBOURNE, 3000


            NAME & ADDRESS OF APPLICANT

                                                  Our Reference: HS990184
MCGRATH CAREY KATZ                                Total Sale Price: $                     Date Required
LEVEL 28, 55 COLLINS STREET                                                                    ASAP
MELBOURNE, VIC 3000                               Auction/Settlement Date:
DX 30810 COLLINS STREET                           Phone: 9650 5355
                                                  Fax:  9650 5375

DESCRIPTION OF LAND - BE PRECISE, INSUFFICIENT INFORMATION WILL RESULT IN
                      RETURN OF APPLICATION.
                      LOCALITY PLAN (COPY OF THE TITLE OR SKETCH) SHOWING DIMENSIONS OF WHOLE PROPERTY AND DISTANCE FROM NEAREST STREET INTERSECTION MUST BE ATTACHED TO EACH FORM.


--------------------------------------------------------------------------------------------------------
Flat/Unit No             Street No.           Street                   Municipality
                           34-36              PUNT ROAD                  CITY OF PORT PHILLIP
--------------------------------------------------------------------------------------------------------
Lot No.       Plan No.        C.A. No.        C.P. No.        Section           Parish
                              B               59                                PRAHRAN
--------------------------------------------------------------------------------------------------------
Town or Suburb         Postcode         Volume         Folio        Frontage             Depth
    WINDSOR               3181            8200          757
                                          8310          066         REFER ATTACHED         PLAN
--------------------------------------------------------------------------------------------------------
Situated on side of street commencing of

--------------------------------------------------------------------------------------------------------
State whether vacant land or nature                                     Name of               Map
of building (eg. Dwelling, Factory)                                     Directory             Reference
HOUSE (PREVIOUSLY OCCUPIED) - DETACHED                                  MELWAY                 58B6
--------------------------------------------------------------------------------------------------------
                              FOR OFFICE USE ONLY
--------------------------------------------------------------------------------------------------------
                                                                                              N
--------------------------------------------------------------------------------------------------------
                                                                                              B
--------------------------------------------------------------------------------------------------------
                                                                                              RP
--------------------------------------------------------------------------------------------------------
                                                                                              D
--------------------------------------------------------------------------------------------------------
                                                                                              R
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
---------------------------------
          NO PROPOSALS

   As at 18 FEB 1999 the
ROADS CORPORATION has no
approved proposal requiring any
part of the property described in
your application.
---------------------------------

                         [MERCANTILE MUTUAL LETTERHEAD]


FROM - TO                                                      POLICY No.

07/12/98      7/12/99          POLICY CERTIFICATE            41 A172746 BPK


                                               BUSINESS PAK

HEIMANN & ASSOCIATES                           THIS POLICY CERTIFICATE INDICATES
P O BOX 2133                                   THE COVER YOU HAVE SELECTED FOR
ST KILDA WEST                                  THE PERIOD SHOWN.
                    3182                       IT FORMS PART OF AND MUST ALWAYS
                                               BE READ IN CONJUNCTION WITH THE
                                               POLICY WORDING SUPPLIED.
     THE INSURED                               PLEASE CHECK THE POLICY DETAILS
                                               AS SET OUT BELOW AND LET US KNOW
ROCOCO HOLDINGS PTY LTD                        IF ANY CHANGE IS NECESSARY.


20/01/1999                                                            0001

SITUATION
34-36 PUNT ROAD WINDSOR 3181

                           BUSINESS: UNOCCUPIED RISKS

POLICY A - FIRE:
-----------------                  SUM INSURED              EXCESS
BUILDING:                             $750,000                 NIL
CONTENTS:                          NOT INSURED
ACCIDENTAL DAMAGE - BUILDING:          $25,000                $100
ACCIDENTAL DAMAGE - CONTENTS:      NOT INSURED
REINSTATEMENT/EXTRA COST CONDITIONS APPLY

     ***************************************************
     UNOCCUPIED PREMISES
     IT IS NOTED THAT THIS PROPERTY WILL BE UNOCCUPIED
     FROM 07/12/98. THE POLICY IS SUBJECT TO AN EXCESS
     OF $1,000 IN RESPECT OF EACH AND EVERY LOSS
     WHILST THE PREMISES ARE UNOCCUPIED.
     ***************************************************



--------------------------------------------------------------------------------



                              STAMP DUTY REQUIREMENTS
WESTERN AUSTRALIA                   TASMANIA                      QUEENSLAND
WESTERN AUSTRALIAN              TASMANIAN STAMP                QUEENSLAND STAMP
STAMP DUTY PAID                     DUTY PAID                      DUTY PAID

                              [MERCANTILE MUTUAL]


FROM - TO                                                      POLICY No.

07/12/98      7/12/99          POLICY CERTIFICATE            41 A172746 BPK


                                                    BUSINESS PAK

HEIMANN & ASSOCIATES                              **     PAGE 2       **
P O BOX 2133
ST KILDA WEST
                    3182


     THE INSURED

ROCOCO HOLDINGS PTY LTD


20/01/1999                                                            0002

SITUATION
34-36 PUNT ROAD WINDSOR 3181

                           BUSINESS: UNOCCUPIED RISKS

POLICY 3 - GLASS:
-----------------             SUM INSURED
                        REPLACEMENT VALUE        BASINS INCLUDED
EXCESS                                NIL










                              STAMP DUTY REQUIREMENTS
WESTERN AUSTRALIA                   TASMANIA                      QUEENSLAND
WESTERN AUSTRALIAN              TASMANIAN STAMP                QUEENSLAND STAMP
STAMP DUTY PAID                     DUTY PAID                      DUTY PAID

                         [MERCANTILE MUTUAL LETTERHEAD]


   FROM  -  TO                                              POLICY No.
 7/12/98   7/12/99            POLICY CERTIFICATE            41 A172746 BPK
      AT 4:00 P.M.

                                   BUSINESS PAK

HEIMANN & ASSOCIATES               **  PAGE 3  **
P O BOX 2133
ST KILDA WEST
                   3182

        THE INSURED

ROCOCO HOLDINGS PTY LTD

[ILLEGIBLE]/01/1999                                             0003

  SITUATION
34-36 PUNT ROAD WINDSOR 3181

                            BUSINESS: PROPERTY OWNER

POLICY F - LEGAL LIABILITY:
---------------------------                  SUM INSURED
           LIMIT OF LIABILITY:                $5,000,000
     PROPERTY DAMAGE EXCESS                         $250

     $2,610.00 PREMIUM             $351.00 STAMP                 $900.00 LEVIES
                                             [SEAL]            $3,861.00 TOTAL

               SIGNED ON BEHALF OF THE COMPANY .................

    *** PLEASE READ THE ATTACHMENT FOR THE YEAR 2000 EXCLUSION WORDINGS ***


                    STAMP DUTY REQUIREMENTS

WESTERN AUSTRALIA           TASMANIA           QUEENSLAND
WESTERN AUSTRALIAN       TASMANIAN STAMP     QUEENSLAND STAMP
 STAMP DUTY PAID            DUTY PAID           DUTY PAID

                                    FORM 4.2


PROPERTY INQUIRY APPLICATION FORM                              OFFICE USE ONLY
                                              -- -------------------------------
                                              REFERENCE   CODE   APPLICATION NO.
                                              ----------------------------------
IMPORTANT - IF MORE THAN ONE CERTIFICATE
REQUIRED, COMPLETE AND FORWARD ONE FORM       ----------------------------------
FOR EACH CERTIFICATE TO RELEVANT                 MUNICIPAL
AUTHORITIES IN ACCORDANCE WITH THE               PROPERTY
PROPERTY INQUIRY INFORMATION SHEET               NUMBER
                                                 AS APPEARING ON
                                              ----------------------------------
                                                    Certificate/Advice Requested

TO:
      STATE REVENUE OFFICE                     CERTIFICATE AS TO LAND TAX
      505 LITTLE COLLINS STREET (DX 26)
      MELBOURNE 3000
                                                FEE ENCLOSED:     $12.50

     --------------------------------------------------------------------------
     NOTE: Generally replies will be mailed to applicant's address. However if you wish to collect a Melbourne Water Rate Certificate - available 3 business days after receipt of application - cross here [ ]
     If you wish to collect an Melbourne Water 239G Statement - cross here [ ]
     --------------------------------------------------------------------------

VENDOR RE:                                                  PURCHASE TO:
ROCOCO HOLDINGS PTY LTD ACN 007 023 574

REGISTERED PROPRIETOR IF NOT THE VENDOR                     VENDOR'S SOLICITOR
                                                            MCGRATH CAREY KATZ
                                                            LEVEL 28,
                                                            55 COLLINS STREET
                                                            MELBOURNE, 3000


            NAME & ADDRESS OF APPLICANT

                                                  Our Reference: HS990184
MCGRATH CAREY KATZ                                Total Sale Price: $                     Date Required
LEVEL 28, 55 COLLINS STREET                                                                    ASAP
MELBOURNE, VIC 3000                               Auction/Settlement Date:
DX 30810 COLLINS STREET                           Phone: 9650 5355
                                                  Fax:  9650 5375

DESCRIPTION OF LAND - BE PRECISE, INSUFFICIENT INFORMATION WILL RESULT IN
                      RETURN OF APPLICATION.
                      LOCALITY PLAN (COPY OF THE TITLE OR SKETCH) SHOWING DIMENSIONS OF WHOLE PROPERTY AND DISTANCE FROM NEAREST STREET INTERSECTION MUST BE ATTACHED TO EACH FORM.


--------------------------------------------------------------------------------------------------------
Flat/Unit No             Street No.           Street                   Municipality
                           34-36              PUNT ROAD                  CITY OF PORT PHILLIP
--------------------------------------------------------------------------------------------------------
Lot No.       Plan No.        C.A. No.        C.P. No.        Section           Parish
                              B               59                                 PRAHRAN
--------------------------------------------------------------------------------------------------------
Town or Suburb         Postcode         Volume         Folio        Frontage             Depth
    WINDSOR               3181            8200          757
                                          8310          066         REFER ATTACHED         PLAN
--------------------------------------------------------------------------------------------------------
Situated on side of street commencing of                                                      Area

--------------------------------------------------------------------------------------------------------
State whether vacant land or nature                                     Name of               Map
of building (e.g. Dwelling, Factory)                                     Directory             Reference
HOUSE (PREVIOUSLY OCCUPIED) - DETACHED                                  MELWAY                 58B6
--------------------------------------------------------------------------------------------------------
                              FOR OFFICE USE ONLY
--------------------------------------------------------------------------------------------------------
                                                                                              N
--------------------------------------------------------------------------------------------------------
                                                                                              B
--------------------------------------------------------------------------------------------------------
                                                                                              RP
--------------------------------------------------------------------------------------------------------
                                                                                              D
--------------------------------------------------------------------------------------------------------
                                                                                              R
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                   CERTIFICATE UNDER SECTION 97 AS AT 22/3/99
--------------------------------------------------------------------------------------------------------
ARREARS                      1999 YEAR                   TOTAL                     UNIMPR, VALUE
--------------------------------------------------------------------------------------------------------
 N/L                         $223-69                     $223-69                   $153,900
--------------------------------------------------------------------------------------------------------
REMARKS
LID = 14317429
--------------------------------------------------------------------------------------------------------
                                                                COMMISSIONER OF STATE REVENUE

                        [SOUTH EAST WATER LIMITED FORM]


                             INFORMATION STATEMENT
              STATEMENT UNDER SECTION 75, WATER INDUSTRY ACT 1994
                  STATEMENT UNDER MMBW ACT 1958 SECTION 239F&G

--------------------------------------------------------------------------------
     REFERENCE NO.     YOUR REFERENCE     DATE OF ISSUE     APPLICATION NO.
--------------------------------------------------------------------------------
     11J//04469/4         HS990184        19 March 1999         169783
--------------------------------------------------------------------------------

     MCGRATH CAREY KATZ                   This is to certify that the sum of:
     DX 30810                             Nil
     MELBOURNE

                                          is payable in respect to rates and
                                          charges on property:
                                          36 PUNT ROAD, PRAHRAN 3181

================================================================================
RATES AND CHARGES SUMMARY - PURSUANT TO SECTION 239F
================================================================================

QUARTERLY CHARGES

Melbourne Water Corporation

Drainage [ILLEGIBLE]                           $ 58.41

ANNUAL CHARGES

Parks Victoria

Parks charge  01/07/1998 to 30/06/1999         $102.22

ARREARS                                                     $ 0.00

PAYMENTS                                                    $58.41 or
[ILLEGIBLE]                                                 $ [ILLEGIBLE]

NOTES:

Please note the total annual charge for Transfer of Land Act Section 32 purposes is estimated at $335.86. This estimate is subject to the NAV and any additional charges raised by Melbourne Water Corporation and/or Parks.

For Certificate charges updates please contact South East Water Limited's hot line on 131851. Usage charges are not included on this certificate.

================================================================================
ENCUMBRANCE SUMMARY
================================================================================

THE FOLLOWING PARTICULARS ARE GIVEN PURSUANT TO SECTIONS [ILLEGIBLE].

Where available location of Sewerage Mains are shown on the attached plan.

A previous owner of the property executed an indemnity and a copy is attached.

The property has a trade waste fixture or apparatus connected to South East Water's sewer. Should the occupancy change, and it is intended to discharge trade waste into South East Water's sewer it will be necessary for the occupier to negotiate a new agreement. If the trade waste discharge is to cease, the fixture or apparatus must be disconnected from the sewer. For details of any outstanding trade waste matters or the negotiation of a new Trade Waste Agreement, telephone 9552 3662 quoting TW 10881569A.

                               [STONNINGTON LOGO]

LAND INFORMATION CERTIFICATE                      Cert. No.:    39039799
Section 229 Local Government Act, 1989.            Page No.:           1
                                                Receipt No.:      104611
                                                 Issue date: 26 Feb 1999

Ref.: HS990184

Assn: 1.08475.00080

                                       Owner (as recorded by Council):
MCGRATH CAREY KATZ                     ROCOCO HOLDINGS PTY LIMITED
DX 30810                               165 KAMBROOK ROAD
COLLINS STREET                         CAULFIELD SOUTH 3162


36 PUNT ROAD, WINDSOR 3181             Net Annual Value:      42,000
                                       Valuation Date:       1/10/96
11.4M X IRREG.                         Site Value:           135,000
                                       Capital Imp'd Val.:   440,000

                                       Level Value Date.:   30/06/94
This certificate provides information regarding valuation, rates, charges, other monies and any orders and notices made under the Local Government Act, 1958, Local Government Act, 1989 or any local law or by by-law of the Council, and specified flood level by Council (if any) is provided in "good faith". This certificate is not required to include information regarding planning, building, health, land fill, land slip, other flooding information or service easements. Information regarding these matters may be available from the Council or other relevant authority. A fee may be charged for such information.

PARTICULARS OF RATES AND CHARGES, OUTSTANDING NOTICES AND WORKS FOR WHICH A CHARGE HAS BEEN MADE:-

LEVY FOR YEAR ENDING 30/06/69     General             913.10
                                  Garbage              96.65          1,009.75
   Payments and other transactions to 24/02 :-
                                  Receipt CR                            505.75-
                                                                      --------
RATES AND CHARGES SUB-TOTAL ..................                         $504.00

Current rates are eligible for payment by installments.


In accordance with Section 175 of the LGA 1989, all amounts   TOTAL    $504.00
unpaid MUST be paid by the following dates:-                   DUE
                                                                      --------
FULL payment due by 15/02/99
Installments due by 30/9/98, 30/11/98, 1/3/99, and 31/5/99

NOTE: PROPERTY IS SUBJECT TO A BUILDING ORDER FOR FURTHER
INFORMATION PLEASE CONTACT COUNCIL'S BUILDING DEPARTMENT.

After the issue of this certificate, Council may be prepared to provide up-to-date verbal information to the applicant about matters disclosed in this certificate, but if it does so, Council accepts no responsibility whatsoever for the accuracy of the verbal information given and no employee of the Council is authorised to bind Council by the giving of such verbal information.

For further information contact                               [Illegible]
                                                     -------------------------
Revenue Section                                           Authorized Officer

                        [STONNINGTON CITY COUNCIL LOGO]

                          SELF CONTAINED SMOKE ALARMS

                           "smoke alarms save lives"

1.    BACKGROUND
A high percentage of fatalities from fire occur in residential buildings. The majority of deaths occur during the period when most people are normally asleep. As people sleep they are unable to smell smoke and therefore cannot detect a fire. A smoke alarm that is properly installed, regularly tested and adequately maintained will address this problem and provide for smoke detection and alarm for sleeping occupants in residential buildings.

The mandatory requirements for smoke alarms (devices that combine both smoke detection and alarm facilities in a single unit) are specified in the Building Code of Australia (BCA) clause E1.7 and regulation 5.14 of the Building Regulations 1994. These provisions require self contained smoke alarms that comply with AS 3786 to be installed in Class 1, 2, 3 & 4 buildings (typically houses, flats, residential care and boarding house/hotel buildings and single dwellings within buildings of other non-residential Classes). AS 3786 specifies requirements for the design, performance and testing of electrically operated smoke alarms. It does not detail location requirements. This Practice Note specifies the appropriate locations referred to in regulation 5.14.

Note: Some Class 3 residential buildings require additional fire and life safety equipment. Where a fire detection and alarm system complying with AS 1670, and having smoke detectors installed in all sleeping areas with alarm devices audible to all sleeping residents, is installed in the building then this is deemed to comply with the smoke alarm requirements of the BCA and the Building Regulations 1994 without any further installation.

When must smoke alarms be installed?

Within 2 years of the date of commencement of regulation 5.14 which commenced 1 February 1997

                                       or

If a contract for the sale of the dwelling or sole-occupancy unit is entered into after that commencement, within 30 days after;

in the case of a contract other than a terms contract (as defined in Section 2 of the Sale of Land Act 1962), the date of completion of the contract; and

in the case of a terms contract, the purchaser becomes entitled to possession or to the receipt of rents and profits under the contract;

whichever is the earlier.

Who must comply with the regulation?

This regulation must by complied with by:

in the case of a dwelling or sole-occupancy unit being purchased under a terms contract (as defined in section 2 of the Sale of Land Act 1962) under which the purchaser has become entitled to possession or to the receipt of the rents and profits, the purchaser of that dwelling or unit; and

in the case of any other dwelling or sole-occupancy unit, the owner of that dwelling or unit

2.   POWER SUPPLY

The regulations require that smoke alarms be powered as follows:

(a)  In all new Class 1, 2, 3, & 4 buildings

     Connection directly to the consumer power mains as well as a battery back up.

(b)  In all existing Class 1, 2, 3, & 4 buildings

     Smoke alarms installed in existing buildings (or parts) are only required to have an internal battery power supply

3.   LOCATION OF SMOKE ALARMS

When deciding on the position of smoke alarms it is important to remember that they are intended to detect smoke before it reaches the sleeping occupants of a building. The ensuing alarm is designed to wake the occupants and give them time to evacuate the building.

3.1 Class 1 Buildings

The following provisions relate to installations within Class 1 dwellings.

3.1.1 Protection of sleeping areas

The regulation requires that a smoke alarm be located "between each area containing bedrooms and the remainder of the dwelling". In some dwellings the bedrooms are located in a common area and connected by a hallway. In this instance the alarm must be located as shown in Diagram 1.

                                   DIAGRAM 1

    SMOKE ALARMS IN HALLWAYS

    Located on ceiling between sleeping area and remainder of dwelling

                                     [MAP]

If the bedrooms are not grouped in a common area or no connecting hallway exists, then an alarm must be located within 1.5m of the entrance to each bedroom as shown in Diagram 2.

3.1.2 Location of smoke alarm on other storeys

An alarm is also required on every other storey that is not already provided with a smoke alarm. The location for this alarm will be in the path of travel people will most likely take to evacuate the building. This will ensure an alarm will be raised before smoke makes the common exit path impassable (e.g. if the bedrooms are on the first floor, then an alarm must be positioned near the area of the inter-connecting stair at ground level).

If the other storey is not connected to the remainder of the building (for instance a ground floor garage) then the alarm must be centrally located in the lower area. In all cases the alarm must be audible in the other storey (one way of achieving this would be to interconnect the units so that the alarm in the unit within the sleeping area is activated).

                                   DIAGRAM 2

RESIDENTIAL BUILDING WITH SEPARATE SLEEPING AREAS
Smoke alarm within 1.5m of the bedroom doorway

                                   [DIAGRAM]

3.2  CLASS 2 BUILDINGS

Protection of sleeping areas and location of smoke alarms within dwellings (sole-occupancy units) are as per 3.1.1 and 3.1.2. In other areas (public corridors, lobbies, etc) smoke alarms must be installed not more than 5m from any wall and not more than 10m between detectors. These alarms must be audible to sleeping residents.

If there are other storeys not connected to the remainder of the building (for instance a ground floor garage or laundry) or not part of a public corridor then an alarm must be centrally located in the lower area. In all cases the alarm must be audible in the other storeys.

As with alarms in public corridors, one way of achieving this would be to interconnect the units so that the alarm in the unit within the sleeping area is activated.

3.3  CLASS 3 BUILDINGS

Class 3 Buildings must comply with the provisions for Class 1 and 2 buildings and in addition to providing smoke alarms to sole-occupancy units must have a smoke alarm installed in all other habitable rooms, except that in kitchen areas suitable self-contained heat alarms may be installed. As before, these must all be audible in the sleeping areas.

3.4  CLASS 4 BUILDINGS

A Class 4 building is a single dwelling within a building of another (non residential) Class and must comply with the provisions for Class 1 dwellings. In addition it must have smoke alarms installed within any non-fire isolated exit and any public corridor areas serving the Class 4 building unless the building is sprinkler protected.

3.5  MOUNTING SMOKE ALARMS

Smoke alarms must be installed on or near the ceiling with special care being taken to avoid dead air spaces.

A dead air space is an area in which trapped air will prevent smoke from reaching the alarm. This space generally occurs at the apex of cathedral ceilings, the corner junction of walls and ceilings, between exposed floor joists etc. If it is impractical to mount the smoke alarm on the ceiling then it may be located on the wall. The top of the smoke alarm must be between 300mm and 500mm of the ceiling. (See Diagram 3).

The distance from the apex of a cathedral ceiling to the top of the alarm must be between 500mm and 1500mm.

                                   DIAGRAM 3

Dead air space and proper mounting of smoke alarms on side walls



                      Smoke alarm must be located between
                           500mm - 1500mm of the apex


                                   [GRAPHIC]


4.   MAINTENANCE OF SMOKE ALARMS

For smoke alarms to be effective it is important that they are adequately maintained. The level of maintenance required for each building classification is determined from Part 11 of the Building Regulations 1994.

The operation of most smoke alarms can be readily checked by depressing a button on the outside of the alarm. The test should be conducted in accordance with manufacturer's instructions.

The battery in most smoke alarms will need to be renewed on an annual basis (lithium batteries lasting up to seven years are also available). Smoke alarms should emit a warning sound when the battery needs replacement.

The alarm should also be cleaned annually. This usually involves carefully vacuuming to remove dust particles that may affect the operation of the unit.

Once again full details will be in the manufacturer's installation and operation details.

Neither a council or a relevant building surveyor is required to check that the owner is maintaining the smoke alarm. However, a municipal building surveyor can inspect smoke alarms installed in Class 1b, 2 and 3 buildings under regulation 11.7.

5.   FALSE ALARMS
Smoke alarms are extremely sensitive and by nature may detect smoke and moisture created by common household activities (such as burnt toast or steam from a bathroom). Accordingly, to reduce the likelihood of the false alarms, the smoke alarm should not be located near cooking appliances and bathrooms.

Some types of smoke alarm may be provided with a method for switching off a false alarm. Solutions can range from a simple time delay switch that deactivates the alarm for a period of time while the smoke clears to opening a window to remove the contaminated air.

If false alarms persist, then the smoke alarm should be moved to a more suitable location.

                        DATED                                  1999


                        ROCOCO HOLDINGS PTY LTD ACN

                                  007 023 574


                        -----------------------------------

                                VENDOR'S STATEMENT

                        -----------------------------------

                        Property:

                        34-36 Punt Road, Windsor


                        McGrath Carey Katz
                        Solicitors
                        Level 28, 55 Collins Street
                        MELBOURNE 3000

                        Tel: 9650 5355
                        DX:  30810 Collins Street
                        FAX: 9650 5375
                        Ref: HS990184